As filed with the Securities and Exchange Commission on October 31, 2006
                                            Securities Act Registration No. 333-
                                        Investment Company Registration No. 811-
  ==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-2

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|
                         Pre-Effective Amendment No.                         |_|
                        Post-Effective Amendment No.                         |_|
                                     and/or
                          REGISTRATION STATEMENT UNDER
                       INVESTMENT COMPANY ACT OF 1940                        |X|
                                AMENDMENT NO.                                |_|
                      BlackRock Preferred and Equity Trust
         (Exact Name of Registrant As Specified In Declaration of Trust)

                              100 Bellevue Parkway
                           Wilmington, Delaware 19809
                    (Address of Principal Executive Offices)

                                 (800) 882-0052
              (Registrant's Telephone Number, Including Area Code)

                           Anne F. Ackerley, President
                      BlackRock Preferred and Equity Trust
                               40 East 52nd Street
                            New York, New York 10022
                     (Name and Address of Agent for Service)

                                   Copies to:

                            Michael K. Hoffman, Esq.
                    Skadden, Arps, Slate, Meagher & Flom LLP
                                Four Times Square
                            New York, New York 10036
                             -------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.





                            CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
==========================================================================================================================
     Title of Securities Being Registered         Amount Being         Proposed           Proposed           Amount of
                                                                       Maximum             Maximum
                                                                    Offering Price        Aggregate        Registration
                                                   Registered          per Unit        Offering Price           Fee
--------------------------------------------------------------------------------------------------------------------------
Common Shares, $.001 par value.................. 100,000 shares         $15.00         $1,500,000 (1)         $160.50
--------------------------------------------------------------------------------------------------------------------------
(1) Estimated solely for the purpose of calculating the registration fee.





      The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.
===============================================================================

                      BlackRock Preferred and Equity Trust

                              CROSS REFERENCE SHEET



                               Part A--Prospectus

             Items in Part A of Form N                                    Location in Prospectus
-------------------------------------------------    ----------------------------------------------------------------

Item 1.   Outside Front Cover                        Cover Page
Item 2.  Cover Pages; Other Offering Information     Cover Page
Item 3.  Fee Table and Synopsis                      Prospectus Summary; Summary of Trust Expenses
Item 4.   Financial Highlights                       Not Applicable
Item 5.  Plan of Distribution                        Cover Page; Prospectus Summary; Underwriting
Item 6.  Selling Shareholders                        Not Applicable
Item 7.  Use of Proceeds                             Use of Proceeds; The Trust's Investments
Item 8.  General Description of the Registrant       The Trust; The Trust's Investments; Risks; Description of
                                                         Shares; Anti-Takeover Provisions in the Amended and
                                                         Restated Agreement and Declaration of Trust; Closed-End
                                                         Trust Structure;
Item 9.  Management                                  Management of the Trust; Custodian and Transfer Agent; Summary
                                                         of Trust Expenses
Item 10. Capital Stock, Long-Term Debt, and Other    Description of Shares; Distributions; Dividend Reinvestment
         Securities                                      Plan; Anti-Takeover Provisions in the Amended and Restated
                                                         Agreement and Declaration of Trust; Tax Matters
Item 11. Defaults and Arrears on Senior Securities   Not Applicable
Item 12. Legal Proceedings                           Legal Opinions
Item 13. Table of Contents of the Statement of       Table of Contents for the Statement of Additional Information
         Additional Information


                   Part B--Statement of Additional Information


Item 14. Cover Page                                  Cover Page
Item 15. Table of Contents                           Cover Page
Item 16. General Information and History             Not Applicable
Item 17. Investment Objective and Policies           Investment Objective and Policies; Investment Policies and
                                                         Techniques; Other Investment Policies and Techniques;
                                                         Portfolio Transactions and Brokerage
Item 18. Management                                  Management of the Trust; Portfolio Transactions and Brokerage
Item 19. Control Persons and Principal Holders of    Not Applicable
         Securities
Item 20. Investment Advisory and Other Services      Management of the Trust; Experts
Item 21. Portfolio Managers                          Management of the Trust
Item 22. Brokerage Allocation and Other Practices    Portfolio Transactions and Brokerage
Item 23. Tax Status                                  Tax Matters
Item 24. Financial Statements                        Financial Statements; Independent Auditors' Report

                            Part C--Other Information

Items 25-34 have been answered in Part C of this Registration Statement


The information contained in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the
   Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              Subject to Completion
                  Preliminary Prospectus dated October 31, 2006

                                                                       BLACKROCK

                      BlackRock Preferred and Equity Trust
                                  Common Shares
                                   $ per Share
--------------------------------------------------------------------------------
         Investment Objective. BlackRock Preferred and Equity Trust (the "Trust") is a newly organized, non-diversified, closed-end management investment company. The Trust's investment objective is to seek current income, current gains and capital appreciation. The Trust cannot ensure that it will achieve its investment objective or will be able to structure its investments as anticipated.

         No Prior History. Because the Trust is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Trust anticipates that its common shares will be approved for listing on the New York Stock Exchange under the symbol " ", subject to notice of issuance.

                                                        (continued on next page)

         Investing in the common shares involves certain risks. See "Risks" on
page            of this prospectus.


----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Per Share       Total(1)
Public offering price......................................................                     $              $
Sales load(2)..............................................................                     $              $
Estimated offering expenses(3).............................................                     $              $
Proceeds, after expenses, to the Trust(4)..................................                     $              $
-------------------





(1) The Trust has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Trust will be $ , $ , $ and $ , respectively. See "Underwriting."

(2) BlackRock Advisors, LLC may pay certain qualifying underwriters a marketing and structuring fee, additional compensation, or a sales incentive fee in connection with the offering. BlackRock Advisors, LLC may pay commissions to employees of its affiliates that participate in the marketing of the Trust's common shares. See "Underwriting."

(3) The Trust will pay its organizational costs in full. The offering expenses paid by the Trust (other than the sales load) in addition to the Trust's organizational costs will not exceed an aggregate of $ per share of the Trust's common shares sold in this offering. This $ per common share amount may include a reimbursement of BlackRock Advisors, LLC's expenses incurred in connection with this offering. BlackRock Advisors, LLC has agreed to pay such offering expenses of the Trust to the extent offering expenses (other than sales load) and organizational expenses exceed $ per share of the Trust's common shares. The aggregate offering expenses (other than sales load) to be incurred by the Trust are estimated to be $ (including amounts incurred by BlackRock Advisors, LLC on behalf of the Trust).

(4) The Trust will pay its organizational expenses out of its seed capital prior to completion of this offering.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
         The common shares will be ready for delivery on or about , 2006.

                                 --------------





                 The date of this prospectus is _________, 2006

(continued from previous page)

         Investment Advisor. The Trust's investment advisor is BlackRock Advisors, LLC ("BlackRock Advisors" or the "Advisor") and the Trust's sub-advisors are BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC (collectively, the "Sub-Advisors"). We sometimes refer to the Advisor and the Sub-Advisors collectively as the "Advisors".

         Investment Policies. The Trust will invest at least 80% of its Managed Assets (as defined herein) in preferred and equity securities and derivatives with exposure to those equity securities. The Trust expects that, under current market conditions, it will invest in both traditional preferred securities, the dividend income from which is eligible for the "Dividends Received Deduction", and "trust" preferred securities, the dividend income from which is not deductible or qualified for treatment as "qualified dividend income." Under normal market conditions, the Trust's portfolio of preferred securities is expected to consist of both fixed rate preferred and adjustable rate preferred securities. Initially, the Trust expects to invest approximately 70% of its Managed Assets in preferred securities and 30% of its Managed Assets in equity securities and derivatives with exposure to those equity securities. Under normal market conditions, the Trust expects that its investments in preferred securities will constitute between % and % of its Managed Assets and its investments in equity securities and derivatives with exposure to those equity securities will constitute between % and % of its Managed Assets. Under normal market conditions, up to 35% of the Trust's Managed Assets may be invested in non-U.S. securities. The Trust may invest up to 20% of its Managed Assets in preferred or other securities that at the time of investment are rated below investment grade or that are unrated but judged to be of comparable quality by the Advisor or Sub-Advisors. The Trust may invest up to 20% of its Managed Assets in securities other than preferred and equity securities, including debt securities and convertible securities. See "The Trust's Investments" and "Risks."

         In addition, under normal market conditions:

         - The Trust intends to invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services. This policy makes the Trust more susceptible to adverse economic or regulatory occurrences affecting that sector.

         - While the Trust does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities.

         - The Trust seeks to achieve its investment objectives, in part, by investing in a diversified portfolio of dividend-paying common stocks in an attempt to generate current income and by employing a strategy of writing (selling) call options on equity indices in an attempt to generate gains from option premiums.

         Leverage. The Trust intends to use leverage to seek to obtain its investment objective. The Trust may use leverage by issuing Preferred Shares in an aggregate amount of up to 33 1/3% of its Managed Assets to purchase additional securities of the type described under "The Trust's Investments." There can be no assurance, however, that Preferred Shares representing such percentage of the Trust's Managed Assets will actually be issued. If the Trust does not issue Preferred Shares or if the Trust issues Preferred Shares in an aggregate amount less than 33 1/3% of the Trust's Managed Assets, the Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as BlackRock may from time to time determine in an amount that, when combined with the value of any Preferred Shares, does not exceed 33 1/3% of the Trust's Managed Assets. These practices are commonly known as leverage. The use of Preferred Shares and other borrowing techniques to leverage the common shares may involve greater risk to common shareholders.

         You should read this prospectus, which contains important information about the Trust, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated , 2006, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page of this prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 882-0052 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information free from the Securities and Exchange

Commission's web site (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. The Trust does not post a copy of the Statement of Additional Information on its web site because the Trust's common shares are not continuously offered, which means the Statement of Additional Information will not be updated after completion of this offering and the information contained in the Statement of Additional Information will become outdated. The Trust's annual and semi-annual reports, when produced, will be available at the Trust's web site (http://www.blackrock.com).

         The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

         You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.


                                TABLE OF CONTENTS



                                                                                                                Page
                                                                                                                ----

PROSPECTUS SUMMARY................................................................................................1

SUMMARY OF TRUST EXPENSES........................................................................................23

THE TRUST........................................................................................................25

USE OF PROCEEDS..................................................................................................25

THE TRUST'S INVESTMENTS..........................................................................................25

LEVERAGE.........................................................................................................32

INTEREST RATE TRANSACTIONS.......................................................................................35

RISKS........................................................................................................... 36

MANAGEMENT OF THE TRUST..........................................................................................43

NET ASSET VALUE..................................................................................................44

DISTRIBUTIONS....................................................................................................45

DIVIDEND REINVESTMENT PLAN.......................................................................................46

DESCRIPTION OF SHARES............................................................................................47

ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST...............................................49

CLOSED-END TRUST STRUCTURE.......................................................................................50

REPURCHASE OF COMMON SHARES......................................................................................51

TAX MATTERS......................................................................................................51

UNDERWRITING.....................................................................................................53

CUSTODIAN AND TRANSFER AGENT.....................................................................................54

LEGAL OPINIONS...................................................................................................54

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION....................................................55




                            -----------------------



         Until , 2006 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                              PROSPECTUS SUMMARY


         This is only a summary of certain information contained in this prospectus relating to BlackRock Preferred and Equity Trust. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Trust............................      BlackRock Preferred and Equity is a
                                           newly organized, non-diversified,
                                           closed-end management investment
                                           company. Throughout the prospectus,
                                           we refer to BlackRock Preferred and
                                           Equity simply as the "Trust" or as
                                           "we," "us" or "our." See "The
                                           Trust."

The Offering.........................      The Trust is offering   common shares
                                           of beneficial interest at $   per
                                           share through a group of
                                           underwriters led by   . The common
                                           shares of beneficial interest are
                                           called "common shares" in the rest
                                           of this prospectus. You must
                                           purchase at least 100 common shares
                                           ($   ) in order to participate in
                                           this offering. The Trust has given
                                           the underwriters an option to
                                           purchase up to additional common
                                           shares to cover over allotments.
                                           BlackRock Advisors, LLC ("BlackRock
                                           Advisors" or the "Advisor") has
                                           agreed to pay offering costs (other
                                           than sales load) to the extent that
                                           offering costs (other than sales
                                           load) and organizational expenses
                                           exceed $ per common share. See
                                           "Underwriting."

Investment Objective.................      The Trust's investment objective is
                                           to seek current income, current
                                           gains and capital appreciation.
                                           There can be no assurance that the
                                           Trust will achieve its investment
                                           objective or be able to structure
                                           its investments as anticipated. The
                                           Trust is not intended as, and you
                                           should not construe it to be, a
                                           complete investment program. See
                                           "The Trust's Investments --
                                           Investment Objective and Policies."

Investment Policies..................      The Trust will invest at least 80%
                                           of its Managed Assets in preferred
                                           and equity securities and
                                           derivatives with exposures to those
                                           equity securities. The Trust
                                           expects that, under current market
                                           conditions, it will invest in both
                                           traditional preferred securities,
                                           the dividend income from which is
                                           eligible for the "Dividends
                                           Received Deduction," and "trust"
                                           preferred securities, the dividend
                                           income from which is not deductible
                                           nor eligible for treatment as
                                           qualified dividend income. Under
                                           normal market conditions, the
                                           Trust's portfolio of preferred
                                           securities is expected to consist
                                           of both fixed rate preferred and
                                           adjustable rate preferred
                                           securities. Initially, the Trust
                                           expects to invest approximately 70%
                                           of its Managed Assets in preferred
                                           securities and 30% of its Managed
                                           Assets in equity securities and
                                           derivatives with exposure to those
                                           equity securities. Under normal
                                           market conditions, the Trust
                                           expects that its investments in
                                           preferred securities will
                                           constitute between %   and %   of its
                                           Managed Assets and its investments
                                           in equity
                                           securities and derivatives with
                                           exposures to those equity
                                           securities will constitute between
                                           %   and %   of its Managed Assets.
                                           Under normal market conditions, up
                                           to 35% of the Trust's Managed
                                           Assets may be invested in non-U.S.
                                           securities. The Trust may invest up
                                           to 20% of its Managed Assets in
                                           securities other than preferred and
                                           equity securities, including debt
                                           securities and convertible
                                           securities. See "The Trust's
                                           Investments" and "Risks."

                                           The Trust's investments are not
                                           subject to a minimum rating
                                           limitation and the Trust may invest
                                           up to 20% of its Managed Assets in
                                           preferred or other income
                                           securities that at the time of
                                           investment are rated below
                                           investment grade, such as those
                                           rated Ba or lower by Moody's
                                           Investors Service, Inc. ("Moody's")
                                           and BB or lower by Standard &
                                           Poor's Ratings Group, a division of
                                           The McGraw-Hill Companies, Inc.
                                           ("S&P") or Fitch Ratings ("Fitch")
                                           or securities comparably rated by
                                           other rating agencies or that are
                                           unrated but judged to be of
                                           comparable quality by the Trust's
                                           investment advisor or sub-advisor.
                                           A security will not be considered
                                           to be below investment grade
                                           quality if it is rated within the
                                           four highest grades (Baa or BBB or
                                           better) by Moody's, S&P or Fitch,
                                           or is unrated but judged to be of
                                           comparable quality by the Trust's
                                           investment advisor or sub-advisor.
                                           Securities rated below investment
                                           grade are regarded as having
                                           predominately speculative
                                           characteristics with respect to the
                                           issuer's capacity to pay interest
                                           and repay principal, and are
                                           commonly referred to as "junk
                                           bonds." See "The Trust's
                                           Investments -- Investment Objective
                                           and Policies."

                                           In addition, under normal market
                                           conditions:

                                           -    The Trust intends to invest at
                                                least 25% of its Managed
                                                Assets in the securities of
                                                companies principally engaged
                                                in financial services. This
                                                policy makes the Trust more
                                                susceptible to adverse
                                                economic or regulatory
                                                occurrences affecting that
                                                sector.

                                           -    While the Trust does not
                                                currently intend to invest in
                                                illiquid securities (i.e.,
                                                securities that are not
                                                readily marketable), it may
                                                invest up to 10% of its
                                                Managed Assets in illiquid
                                                securities.

                                           The Trust expects that its
                                           investments in equity securities
                                           will consist primarily of
                                           dividend-paying common stocks of
                                           U.S. issuers. The Trust may hold or
                                           have exposure to common stocks of
                                           issuers of any size, including
                                           small and medium capitalization
                                           stocks, and to issuers in any
                                           industry or sector. In selecting
                                           common stocks, the Advisors
                                           generally will follow a
                                           quantitative investment approach.
                                           The Advisors seek to identify the
                                           highest yielding common stocks in
                                           the U.S. equity
                                           market and then seeks to select
                                           stocks that satisfy certain
                                           industry and sector weight criteria
                                           as well as certain quality and risk
                                           factors. The stock selection
                                           process is based on a quantitative
                                           model that seeks to optimize yield
                                           while remaining within certain
                                           constraints relative to the S&P 500
                                           Index. The equity portfolio may
                                           include common stocks outside of
                                           the S&P 500 Index, consistent with
                                           the Trust's investment objectives
                                           and strategies.

                                           The Trust seeks to achieve its
                                           investment objectives, in part, by
                                           investing in a diversified
                                           portfolio of dividend-paying common
                                           stocks in an attempt to generate
                                           current income and by employing a
                                           strategy of writing (selling) call
                                           options on equity indices in an
                                           attempt to generate gains from
                                           option premiums (the "Index Option
                                           Strategy"). Under the Index Option
                                           Strategy, the Trust will write
                                           (sell) call options primarily on
                                           the Standard & Poor's 500 Index
                                           (the "S&P 500 Index"), but may from
                                           time to time write (sell) call
                                           options on other equity indices as
                                           well.

                                           An index call option is a contract
                                           that represents the right to
                                           purchase the cash value of an index
                                           at an exercise price at or until
                                           the expiration date of the option.
                                           As the writer (seller) of an equity
                                           index call option, the Trust would
                                           receive cash (the premium) from the
                                           purchaser of the option, and the
                                           purchaser would have the right to
                                           receive from the Trust any
                                           appreciation in the cash value of
                                           the index over the exercise price
                                           at or until the expiration date of
                                           the option. If the purchaser
                                           exercises the index call option
                                           sold by the Trust, the Trust would
                                           pay the purchaser the difference
                                           between the cash value of the index
                                           and the exercise price. In effect,
                                           the Trust sells the potential
                                           appreciation in the value of the
                                           index above the exercise price
                                           during the term of the option in
                                           exchange for the premium. The Trust
                                           may repurchase an index call option
                                           prior to its expiration date and
                                           extinguish its obligation
                                           thereunder. In that case, the cost
                                           of repurchasing the call option
                                           (net of any premiums received) will
                                           determine the gain or loss realized
                                           by the Trust.

                                           Under the Index Option Strategy,
                                           the Trust will write (sell) call
                                           options on the S&P 500 Index and
                                           other equity indices on a
                                           continuous basis such that the
                                           underlying notional value of the
                                           index options does not exceed the
                                           value of the Trust's equity
                                           portfolio. While the Trust will
                                           receive premiums under the Index
                                           Option Strategy, the Trust gives up
                                           any potential increase in value of
                                           the index above the exercise price
                                           specified in the written option
                                           through the expiration date of the
                                           option.

                                           Most of the index call options
                                           written by the Trust will be
                                           issued, guaranteed and cleared by
                                           the Options Clearing Corporation
                                           (the "OCC") and will be
                                           exchange-traded. The Trust may from
                                           time to time use over-the-
                                           counter options as well. In
                                           general, the Trust will primarily
                                           write (sell) index call options
                                           that are "European style," meaning
                                           that the options may be exercised
                                           only on the expiration date.
                                           However, the Trust may from time to
                                           time write index call options that
                                           are "American style," meaning that
                                           the options may be exercised at any
                                           point up to and including the
                                           expiration date.

                                           Under the Index Option Strategy,
                                           the Trust will primarily write
                                           (sell) call options on the S&P 500
                                           Index, but may from time to time
                                           write call options on narrower
                                           equity market indices, such as the
                                           Nasdaq 100 Index or on indices
                                           focused on particular industries or
                                           sectors. An equity index assigns
                                           relative values to the securities
                                           included in the index (which change
                                           periodically), and the index
                                           fluctuates with changes in the
                                           market values of these securities.
                                           The Advisors will actively manage
                                           the Trust's index options positions
                                           using quantitative and statistical
                                           analysis that focuses on relative
                                           value and risk/return. In
                                           determining whether to write equity
                                           index options on indices other than
                                           the S&P 500 Index, the Advisors
                                           will consider: (i) the risk profile
                                           of the Trust's overall portfolio,
                                           (ii) market factors, such as
                                           current market levels and
                                           volatility and (iii) options
                                           specific factors, such as
                                           premium/cost, exercise price and
                                           time to expiration.

                                           The Trust will "cover" its written
                                           equity index call positions by
                                           segregating liquid assets in an
                                           amount equal to the contract value
                                           of the index and/or by entering
                                           into offsetting positions (e.g., by
                                           purchasing a call option on the
                                           same index as the call written
                                           where the exercise price of the
                                           purchased call is equal to or less
                                           than the exercise price of the call
                                           written).

                                           The Trust will generally write
                                           (sell) index call options that are
                                           "out-of-the-money" or
                                           "at-the-money" at the time of sale.
                                           Out-of-the-money call options are
                                           options with an exercise price that
                                           is above the cash value of the
                                           index at the time of sale and
                                           at-the-money call options are
                                           options with an exercise price that
                                           is equal to the cash value of the
                                           index at the time of sale. In
                                           addition to providing possible
                                           gains through premiums,
                                           out-of-the-money index call options
                                           allow the Trust to potentially
                                           benefit from appreciation in the
                                           equity securities held by the Trust
                                           with respect to which the option
                                           was written, to the extent the
                                           Trust's equity portfolio is
                                           correlated with the applicable
                                           index, up to the exercise price.
                                           The Trust also reserves the right
                                           to sell index call options that are
                                           "in-the-money" (i.e., those with an
                                           exercise price below the cash value
                                           of the index at the time of sale).
                                           When the prices of the equity index
                                           upon which a call option is written
                                           rise, call options that were
                                           out-of-the-money when written may
                                           become in-the-money (i.e., the cash
                                           value of the index rises above the
                                           exercise price of the
                                           option), thereby increasing the
                                           likelihood that the options will be
                                           exercised and the Trust will be
                                           forced to pay the amount of
                                           appreciation over the strike price
                                           upon the purchaser's exercise of
                                           the option.

                                           For conventional listed call
                                           options, the option's expiration
                                           date can be up to nine months from
                                           the date the call options are first
                                           listed for trading. Longer-term
                                           call options can have expiration
                                           dates up to three years from the
                                           date of listing. Initially, the
                                           Trust expects that it will
                                           primarily write index call options
                                           whose terms to expiration range
                                           from one to three months. The Trust
                                           reserves the right to sell index
                                           call options of both longer and
                                           shorter terms. The Advisors may
                                           write options on exchange-traded
                                           funds ("ETFs") and other similar
                                           instruments designed to correlate
                                           with the performance of an equity
                                           index or market segment. The Trust
                                           also may write options on
                                           individual portfolio securities.

                                           The Advisors will attempt to
                                           maintain for the Trust written call
                                           options positions on equity indices
                                           whose price movements, taken in the
                                           aggregate, are correlated with the
                                           price movements of the common
                                           stocks and other securities held in
                                           the Trust's equity portfolio. In
                                           doing so, the Advisors will
                                           consider data relating to the
                                           Trust's equity holdings, including
                                           net assets, industry and sector
                                           weightings, and historic
                                           volatility. The Trust's equity
                                           securities will consist primarily
                                           of dividend-paying common stocks of
                                           U.S. issuers and will not seek to
                                           replicate the risk and return
                                           characteristics of the S&P 500
                                           Index. At the same time, the Trust
                                           will primarily sell call options on
                                           the S&P 500 Index, but may from
                                           time to time sell call options on
                                           other equity indices. The Index
                                           Option Strategy involves
                                           significant risk that the initial
                                           value and/or changes in value of
                                           the S&P 500 Index and other indices
                                           underlying the Trust's written call
                                           options positions will not
                                           correlate closely with the initial
                                           value and/or changes in the value
                                           of securities held in the Trust's
                                           equity portfolio. To the extent
                                           that there is a lack of
                                           correlation, movements in the
                                           indices underlying the options
                                           positions may result in losses to
                                           the Trust, which may more than
                                           offset any gains received by the
                                           Trust from the receipt of options
                                           premiums. The Trust cannot
                                           guarantee that the Index Option
                                           Strategy will be effective. See
                                           "Risks -- Risks Associated with
                                           Writing Index Call Options."

                                           Leverage. The Trust intends to use
                                           leverage to seek to achieve its
                                           investment objective. The Trust may
                                           use leverage by issuing preferred
                                           shares of beneficial interest
                                           ("Preferred Shares") in an
                                           aggregate amount of up to 33 1/3%
                                           of its Managed Assets to buy
                                           additional securities of the type
                                           permitted by the Trust's investment
                                           objectives, policies and
                                           strategies. There can be no
                                           assurance, however, that Preferred
                                           Shares representing such percentage
                                           of the Trust's Managed Assets will
                                           actually be issued. If the Trust
                                           does not issue Preferred Shares or
                                           if the Trust issues Preferred
                                           Shares in an amount less than 33
                                           1/3 of the Trust's Managed Assets,
                                           the Trust may borrow from banks and
                                           other financial institutions and
                                           may also borrow additional funds
                                           through reverse repurchase
                                           agreements or dollar rolls in an
                                           amount that, when combined with the
                                           value of any Preferred Shares, does
                                           not exceed 33 1/3% of its Managed
                                           Assets. These techniques are known
                                           as leverage. Leverage involves
                                           greater risks. The Trust's
                                           leveraging strategy may not be
                                           successful. See "Leverage" and
                                           "Risks -- Leverage Risk."

                                           The money the Trust obtains through
                                           leverage is expected to be invested
                                           in securities of the type described
                                           under "The Trust's Investments."
                                           Money borrowed for investment
                                           purposes generally will pay
                                           interest or dividends based on
                                           shorter-term interest rates. If the
                                           rate of return, after the payment
                                           of applicable expenses of the
                                           Trust, on the portfolio securities
                                           purchased by the Trust is greater
                                           than the interest or dividends paid
                                           by the Trust on borrowed money, the
                                           Trust will generate more income
                                           from such investments than it will
                                           need to pay interest or dividends
                                           on the borrowed money. If so, the
                                           excess income may be used to pay
                                           higher dividends to holders of
                                           common shares. However, the Trust
                                           cannot assure you that the use of
                                           leverage will result in a higher
                                           yield on the common shares. When
                                           leverage is employed, the net asset
                                           value and market price of the
                                           common shares and the yield to
                                           holders of common shares will be
                                           more volatile. See "Leverage" and
                                           "Description of Shares -- Preferred
                                           Shares."

                                           Other Investment Management
                                           Techniques. Although not intended
                                           to be a significant element in the
                                           Trust's investment strategy, from
                                           time to time the Trust may use
                                           various other investment management
                                           techniques or strategic
                                           transactions for hedging purposes
                                           or to enhance total return. See
                                           "The Trust's Investments." The
                                           Trust may also engage in short
                                           sales of securities and securities
                                           lending.

Investment Advisors..................      The Trust's investment advisor is
                                           BlackRock Advisors. In addition,
                                           the Sub-Advisors will provide
                                           certain day to day investment
                                           management services to the Trust.
                                           Throughout the prospectus, we
                                           sometimes refer to BlackRock
                                           Advisors and the Sub-Advisors
                                           collectively as the "Advisors."
                                           BlackRock Advisors will receive an
                                           annual fee, payable monthly, in a
                                           maximum amount equal to % of the
                                           average weekly value of the Trust's
                                           Managed Assets. "Managed Assets"
                                           means the total assets of the Trust
                                           (including any assets attributable
                                           to any Preferred Shares or
                                           borrowings that may be outstanding)
                                           minus the sum of accrued
                                           liabilities (other than debt
                                           representing financial leverage).
                                           The
                                           liquidation preference of the
                                           Preferred Shares is not a liability
                                           for this purpose. BlackRock
                                           Advisors will pay a sub-advisory
                                           fee to each Sub-Advisor, equal to %
                                           of the management fee, after giving
                                           effect to any waiver. See
                                           "Management of the Trust."

                                           BlackRock has significant
                                           experience managing preferred
                                           securities and equity with over
                                           billion of such securities across
                                           the portfolios it manages. As of ,
                                           BlackRock managed approximately $
                                           billion in preferred securities and
                                           $ billion in equity securities.
                                           BlackRock has an experienced team
                                           of portfolio managers and credit
                                           research analysts. The team
                                           includes investment professionals
                                           with an average of years
                                           experience.

Interest Rate Transactions...........      In connection with the Trust's
                                           anticipated use of leverage through
                                           the issuance of Preferred Shares or
                                           borrowings, the Trust may enter
                                           into interest rate swap or cap
                                           transactions. The use of interest
                                           rate swaps and caps is a highly
                                           specialized activity that involves
                                           investment techniques and risks
                                           different from those associated
                                           with ordinary portfolio security
                                           transactions. In a typical interest
                                           rate swap, the Trust would agree to
                                           pay to the other party to the
                                           interest rate swap (which is known
                                           as the "counterparty") a fixed rate
                                           payment in exchange for the
                                           counterparty agreeing to pay to the
                                           Trust a variable rate payment that
                                           is intended to approximate the
                                           Trust's variable rate payment
                                           obligation on Preferred Shares or
                                           any variable rate borrowings. The
                                           payment obligations would be based
                                           on the notional amount of the swap.
                                           In an interest rate cap, the Trust
                                           would pay a premium to the
                                           counterparty to the interest rate
                                           cap and, to the extent that a
                                           specified variable rate index
                                           exceeds a predetermined fixed rate,
                                           would receive from the counterparty
                                           payments of the difference based on
                                           the notional amount of such cap.
                                           Depending on the state of interest
                                           rates in general, the Trust's use
                                           of interest rate swaps or caps
                                           could enhance or harm the overall
                                           performance of the common shares.
                                           To the extent there is a decline in
                                           interest rates, the value of the
                                           interest rate swap or cap could
                                           decline, and could result in a
                                           decline in the net asset value of
                                           the common shares. In addition, if
                                           the counterparty to an interest
                                           rate swap or cap defaults, the
                                           Trust would not be able to use the
                                           anticipated net receipts under the
                                           swap or cap to offset the dividend
                                           payments on Preferred Shares or
                                           interest payments on borrowings.
                                           Depending on whether the Trust
                                           would be entitled to receive net
                                           payments from the counterparty on
                                           the swap or cap, which in turn
                                           would depend on the general state
                                           of short-term interest rates at
                                           that point in time, such a default
                                           could negatively impact the
                                           performance of the common shares.
                                           In addition, at the time an
                                           interest rate swap or cap
                                           transaction reaches its scheduled
                                           termination date, there is a risk
                                           that the Trust will not be able to
                                           obtain a replacement transaction
                                           or that the terms of the
                                           replacement will not be as
                                           favorable as on the expiring
                                           transaction. If this occurs, it
                                           could have a negative impact on the
                                           performance of the common shares.

                                           If the Trust fails to maintain a
                                           required 200% asset coverage of the
                                           liquidation value of any
                                           outstanding Preferred Shares or if
                                           the Trust loses an expected AAA/Aaa
                                           rating on its Preferred Shares or
                                           fails to maintain other covenants,
                                           the Trust may be required to redeem
                                           some or all Preferred Shares.
                                           Similarly, the Trust could be
                                           required to prepay the principal
                                           amount of any borrowings. Such
                                           redemption or prepayment would
                                           likely result in the Trust seeking
                                           to terminate early all or a portion
                                           of any swap or cap transaction.
                                           Early termination of a swap could
                                           result in a termination payment by
                                           or to the Trust. Early termination
                                           of a cap could result in a
                                           termination payment to the Trust.
                                           The Trust intends to designate on
                                           its books and records cash or
                                           liquid securities having a value at
                                           least equal to the Trust's net
                                           payment obligations under any swap
                                           transaction, marked to market
                                           daily. See "Leverage" and "Interest
                                           Rate Transactions."

                                           The Trust may, but is not required
                                           to, use interest rate transactions
                                           in connection with the management
                                           of the Trust's portfolio of
                                           securities. See "Interest Rate
                                           Transactions."

Distributions........................      Commencing with the Trust's initial
                                           dividend, the Trust intends to make
                                           regular monthly cash distributions
                                           of all or a portion of its
                                           investment company taxable income
                                           to common shareholders.

                                           We expect to declare the initial
                                           monthly dividend on the Trust's
                                           common shares within approximately
                                           45 days after completion of this
                                           offering and to pay that initial
                                           monthly dividend approximately 60
                                           to 90 days after completion of this
                                           offering. The Trust will pay common
                                           shareholders at least annually all
                                           or substantially all of its
                                           investment company taxable income.
                                           The Trust intends to pay any
                                           capital gains distributions
                                           annually.

                                           The tax treatment and
                                           characterization of the Trust's
                                           distributions may vary
                                           significantly from time to time
                                           because of the varied nature of the
                                           Trust's investments. In light of
                                           the Trust's investment policies,
                                           the Trust anticipates that the
                                           Investment Company Act of 1940 will
                                           require it to accompany each
                                           monthly distribution with a
                                           statement setting forth the
                                           estimated source (as between net
                                           income and capital gains) of the
                                           distribution made. The Trust will
                                           indicate the proportion of its
                                           capital gains distributions that
                                           constitute long-term and short-term
                                           gains annually. The ultimate tax
                                           characterization of the Trust's
                                           distributions made in a calendar or
                                           fiscal year cannot finally be
                                           determined until
                                           after the end of that fiscal year.
                                           As a result, there is a possibility
                                           that the Trust may make total
                                           distributions during a calendar or
                                           fiscal year in an amount that
                                           exceeds the Trust's net investment
                                           company taxable income and net
                                           capital gains for the relevant
                                           fiscal year. In such situations,
                                           the amount by which the Trust's
                                           total distributions exceed its net
                                           investment company taxable income
                                           and net capital gains would
                                           generally be treated as a tax-free
                                           return of capital reducing the
                                           amount of a shareholder's tax basis
                                           in such shareholder's shares, with
                                           any amounts exceeding such basis
                                           treated as gain from the sale of
                                           shares.

                                           Various factors will affect the
                                           level of the Trust's current income
                                           and current gains, such as its
                                           asset mix and the Trust's use of
                                           options. To permit the Trust to
                                           maintain a more stable monthly
                                           distribution, the Trust may from
                                           time to time distribute less than
                                           the entire amount of income and
                                           gains earned in a particular
                                           period. The undistributed income
                                           and gains would be available to
                                           supplement future distributions. As
                                           a result, the distributions paid by
                                           the Trust for any particular month
                                           may be more or less than the amount
                                           of income and gains actually earned
                                           by the Trust during that month.
                                           Undistributed income and gains will
                                           add to the Trust's net asset value
                                           and, correspondingly, distributions
                                           from undistributed income and gains
                                           and from capital, if any, will
                                           deduct from the Trust's net asset
                                           value. See "Distributions."
                                           Shareholders will automatically
                                           have all dividends and
                                           distributions reinvested in common
                                           shares of the Trust issued by the
                                           Trust or common shares of the Trust
                                           purchased in the open market in
                                           accordance with the Trust's
                                           dividend reinvestment plan unless
                                           an election is made to receive
                                           cash. The determination to
                                           distribute or retain income or
                                           gains and the reinvestment of
                                           distributions in common shares will
                                           affect the amount of fees earned by
                                           the Advisor. See "Dividend
                                           Reinvestment Plan."

Listing..............................     The Trust anticipates that its
                                           common shares will be approved for
                                           listing on the New York Stock
                                           Exchange under the symbol " ",
                                           subject to notice of issuance.

Custodian and Transfer Agent.........      State Street Bank and Trust Company
                                           will serve as the Trust's
                                           custodian, and Computershare Trust
                                           Company, N.A. will serve as the
                                           Trust's transfer agent. See
                                           "Custodian and Transfer Agent."

Market Price of Shares...............      Common shares of closed-end
                                           investment companies frequently
                                           trade at prices lower than their
                                           net asset value. Common shares of
                                           closed-end investment companies,
                                           such as the Trust, that invest
                                           primarily in preferred and equity
                                           securities have during some periods
                                           traded at prices higher than their
                                           net asset value and during other
                                           periods traded at prices lower than
                                           their net asset value. The Trust
                                           cannot assure you
                                           that its common shares will trade
                                           at a price higher than or equal to
                                           net asset value. The Trust's net
                                           asset value will be reduced
                                           immediately following this offering
                                           by the sales load and the amount of
                                           the organizational and offering
                                           expenses paid by the Trust. See
                                           "Use of Proceeds." In addition to
                                           net asset value, the market price
                                           of the Trust's common shares may be
                                           affected by such factors as
                                           dividend levels, which are in turn
                                           affected by interest rates,
                                           expenses, call protection for
                                           portfolio securities, dividend
                                           stability, portfolio credit
                                           quality, liquidity and market
                                           supply and demand. See "Risks,"
                                           "Description of Shares" and the
                                           section of the Statement of
                                           Additional Information with the
                                           heading "Repurchase of Common
                                           Shares." The common shares are
                                           designed for long-term investors,
                                           and you should not purchase common
                                           shares of the Trust if you intend
                                           to sell them shortly after
                                           purchase.

Special Risk Considerations..........     No Operating History. The Trust is
                                           a non-diversified, closed-end
                                           management investment company with
                                           no operating history.

                                           Market Discount Risk. As with any
                                           stock, the price of the Trust's
                                           shares will fluctuate with market
                                           conditions and other factors. If
                                           shares are sold, the price received
                                           may be more or less than the
                                           original investment. Net asset
                                           value will be reduced immediately
                                           following the initial offering by
                                           the amount of the sales load and
                                           organizational and offering
                                           expenses paid by the Trust. Common
                                           shares are designed for long-term
                                           investors and should not be treated
                                           as trading vehicles. Shares of
                                           closed-end management investment
                                           companies frequently trade at a
                                           discount from their net asset
                                           value. The Trust's shares may trade
                                           at a price that is less than the
                                           initial offering price. This risk
                                           may be greater for investors who
                                           sell their shares in a relatively
                                           short period of time after
                                           completion of the initial offering.

                                           Investment and Market Risk. An
                                           investment in the Trust's common
                                           shares is subject to investment
                                           risk, including the possible loss
                                           of the entire amount that you
                                           invest. Your investment in common
                                           shares represents an indirect
                                           investment in the securities owned
                                           by the Trust, a majority of which
                                           are traded on a securities exchange
                                           or in the over-the-counter markets.
                                           The value of these securities, like
                                           other market investments, may move
                                           up or down, sometimes rapidly and
                                           unpredictably. Your common shares
                                           at any point in time may be worth
                                           less than your original investment,
                                           even after taking into account the
                                           reinvestment of Trust dividends and
                                           distributions.

                                           Special Risks Related To Preferred
                                           Securities. There are special risks
                                           associated with investing in
                                           preferred securities, including:

                                                Deferral. Preferred securities
                                                may include provisions that
                                                permit the issuer, at its
                                                discretion, to defer
                                                distributions for a stated
                                                period without any adverse
                                                consequences to the issuer. If
                                                the Trust owns a preferred
                                                security that is deferring its
                                                distributions, the Trust may
                                                be required to report income
                                                for tax purposes although it
                                                has not yet received such
                                                income.

                                                Subordination. Preferred
                                                securities are subordinated to
                                                bonds and other debt
                                                instruments in a company's
                                                capital structure in terms of
                                                having priority to corporate
                                                income and liquidation
                                                payments, and therefore will
                                                be subject to greater credit
                                                risk than more senior debt
                                                instruments.

                                                Liquidity. Preferred
                                                securities may be
                                                substantially less liquid than
                                                many other securities, such as
                                                common stocks or U.S.
                                                Government securities.

                                                Limited Voting Rights.
                                                Generally, preferred security
                                                holders (such as the Trust)
                                                have no voting rights with
                                                respect to the issuing company
                                                unless preferred dividends
                                                have been in arrears for a
                                                specified number of periods,
                                                at which time the preferred
                                                security holders may elect a
                                                number of directors to the
                                                issuer's board. Generally,
                                                once all the arrearages have
                                                been paid, the preferred
                                                security holders no longer
                                                have voting rights. In the
                                                case of trust preferred
                                                securities, as described under
                                                "The Trust's Investments --
                                                Portfolio Composition,"
                                                holders generally have no
                                                voting rights, except if (i)
                                                the issuer fails to pay
                                                dividends for a specified
                                                period of time or (ii) a
                                                declaration of default occurs
                                                and is continuing.

                                                Special Redemption Rights. In
                                                certain varying circumstances,
                                                an issuer of preferred
                                                securities may redeem the
                                                securities prior to a
                                                specified date. For instance,
                                                for certain types of preferred
                                                securities, a redemption may
                                                be triggered by certain
                                                changes in Federal income tax
                                                or securities laws. As with
                                                call provisions, a special
                                                redemption by the issuer may
                                                negatively impact the return
                                                of the security held by the
                                                Trust.

                                           Common Stock Risk. The Trust will
                                           have exposure to common stocks.
                                           Although common stocks have
                                           historically generated higher
                                           average total returns than fixed
                                           income securities over the
                                           long-term, common stocks also have
                                           experienced significantly more
                                           volatility in those returns and in
                                           certain periods have significantly
                                           underperformed relative to fixed
                                           income securities. An adverse
                                           event, such as an unfavorable
                                           earnings report, may depress the
                                           value of a particular common stock
                                           held by the Trust. Also, the price
                                           of common stocks is sensitive to
                                           general movements in the
                                           stock market and a drop in the
                                           stock market may depress the price
                                           of common stocks to which the Trust
                                           has exposure. Common stock prices
                                           fluctuate for several reasons
                                           including changes in investors'
                                           perceptions of the financial
                                           condition of an issuer or the
                                           general condition of the relevant
                                           stock market, or when political or
                                           economic events affecting the
                                           issuers occur. In addition, common
                                           stock prices may be particularly
                                           sensitive to rising interest rates,
                                           as the cost of capital rises and
                                           borrowing costs increase. Interest
                                           rates recently have been rising and
                                           it is possible that they will rise
                                           further.

                                           Risks Associated with Writing Index
                                           Call Options. There are various
                                           risks associated with the Index
                                           Option Strategy. The purchaser of
                                           an index option written (sold) by
                                           the Trust has the right to any
                                           appreciation in the cash value of
                                           the index over the exercise price
                                           up to and including the expiration
                                           date. Therefore, as the writer of
                                           an index call option, the Trust
                                           forgoes, during the term of the
                                           option, the opportunity to profit
                                           from increases in the market value
                                           of the equity securities held by
                                           the Trust with respect to which the
                                           option was written (to the extent
                                           that their performance is
                                           correlated with that of the index)
                                           above the sum of the premium and
                                           the exercise price of the call.
                                           However, the Trust has retained the
                                           risk of loss (net of premiums
                                           received) should the price of the
                                           Trust's portfolio securities
                                           decline.

                                           The Advisor will attempt to
                                           maintain for the Trust written call
                                           options positions on equity indices
                                           whose price movements, taken in the
                                           aggregate, are correlated with the
                                           price movements of the common
                                           stocks and other securities held in
                                           the Trust's equity portfolio. In
                                           doing so, the Advisor will consider
                                           data relating to the Trust's equity
                                           holdings, including net assets,
                                           industry and sector weightings, and
                                           historic volatility. In addition,
                                           there are significant differences
                                           between the securities and options
                                           markets that could result in an
                                           imperfect correlation between these
                                           markets, causing a given
                                           transaction not to achieve its
                                           objectives. A decision as to
                                           whether, when and how to use
                                           options involves the exercise of
                                           skill and judgment, and even a
                                           well-conceived transaction may be
                                           unsuccessful to some degree because
                                           of market behavior or unexpected
                                           events.

                                           As noted above, the Trust will
                                           invest primarily in dividend-paying
                                           common stocks of U.S. issuers and
                                           will not seek to replicate the risk
                                           and return characteristics of the
                                           S&P 500 Index. At the same time,
                                           the Trust will primarily sell call
                                           options on the S&P 500 Index, but
                                           may from time to time sell call
                                           options on other equity indices.
                                           The Index Option Strategy involves
                                           significant risk that the initial
                                           value and/or changes in value of
                                           the

                                           S&P 500 Index and other indices
                                           underlying the Trust's written call
                                           options positions will not
                                           correlate closely with the initial
                                           value and/or changes in the value
                                           of securities held in the Trust's
                                           equity portfolio. To the extent
                                           that there is a lack of
                                           correlation, movements in the
                                           indices underlying the options
                                           positions may result in losses to
                                           the Trust, which may more than
                                           offset any gains received by the
                                           Trust from the receipt of options
                                           premiums. In these and other
                                           circumstances, the Trust may be
                                           required to sell portfolio
                                           securities to satisfy its
                                           obligations as the writer of an
                                           index call option when it would not
                                           otherwise choose to do so, or may
                                           choose to sell portfolio securities
                                           to realize gains to supplement
                                           Trust distributions. Such sales
                                           would involve transaction costs
                                           borne by the Trust and may also
                                           result in realization of taxable
                                           capital gains, including short-term
                                           capital gains taxed at ordinary
                                           income tax rates, and may adversely
                                           impact the Trust's after-tax
                                           returns.

                                           In addition, no assurance can be
                                           given that a liquid market will
                                           exist when the Trust seeks to close
                                           out an option position. Reasons for
                                           the absence of a liquid secondary
                                           market on an exchange include the
                                           following: (i) there may be
                                           insufficient trading interest in
                                           certain options; (ii) restrictions
                                           may be imposed by an exchange on
                                           opening transactions or closing
                                           transactions or both; (iii) trading
                                           halts, suspensions or other
                                           restrictions may be imposed with
                                           respect to particular classes or
                                           series of options; (iv) unusual or
                                           unforeseen circumstances may
                                           interrupt normal operations on an
                                           exchange; (v) the facilities of an
                                           exchange or the OCC may not at all
                                           times be adequate to handle the
                                           then-current trading volume; or
                                           (vi) one or more exchanges could,
                                           for economic or other reasons,
                                           decide or be compelled at some
                                           future date to discontinue the
                                           trading of options (or a particular
                                           class or series of options). If
                                           trading were discontinued, the
                                           secondary market on that exchange
                                           (or in that class or series of
                                           options) would cease to exist.
                                           However, outstanding options on
                                           that exchange that had been issued
                                           by the OCC as a result of trades on
                                           that exchange would continue to be
                                           exercisable in accordance with
                                           their terms. The Trust's ability to
                                           terminate over-the-counter options
                                           is more limited than with
                                           exchange-traded options and may
                                           involve the risk that
                                           broker-dealers participating in
                                           such transactions will not fulfill
                                           their obligations.

                                           The hours of trading for index call
                                           options may not conform to the
                                           hours during which securities held
                                           by the Trust are traded. To the
                                           extent that the options markets
                                           close before the markets for the
                                           securities underlying the index
                                           call option, significant price and
                                           rate movements can take place in
                                           the underlying markets that cannot
                                           be reflected in the options
                                           markets. Index call options are
                                           marked to market daily and their
                                           value will be affected by changes
                                           in the value of the securities
                                           represented in
                                           an index, an increase in interest
                                           rates, changes in the actual or
                                           perceived volatility of the overall
                                           stock market and the underlying
                                           securities represented in an index,
                                           and the remaining term to the
                                           option's expiration. The value of
                                           options also may be adversely
                                           affected if the market for options
                                           is reduced or becomes illiquid.

                                           The Trust's options transactions
                                           will be subject to limitations
                                           established by each of the
                                           exchanges, boards of trade or other
                                           trading facilities on which the
                                           options are traded. These
                                           limitations govern the maximum
                                           number of options in each class
                                           which may be written by a single
                                           investor or group of investors
                                           acting in concert, regardless of
                                           whether the options are written on
                                           the same or different exchanges,
                                           boards of trade or other trading
                                           facilities or are written in one or
                                           more accounts or through one or
                                           more brokers. Thus, the number of
                                           options which the Trust may write
                                           may be affected by options written
                                           by other investment advisory
                                           clients of the Advisor or its
                                           affiliates. An exchange, board of
                                           trade or other trading facility may
                                           order the liquidation of positions
                                           found to be in excess of these
                                           limits, and it may impose other
                                           sanctions.

                                           Leverage. Although the use of
                                           leverage by the Trust may create an
                                           opportunity for increased net
                                           income and capital appreciation for
                                           the common shares, it also results
                                           in additional risks and can magnify
                                           the effect of any losses. If the
                                           income and gains earned on
                                           securities purchased with leverage
                                           proceeds are greater than the cost
                                           of leverage, the Trust's return
                                           will be greater than if leverage
                                           had not been used. Conversely, if
                                           the income or gains from the
                                           securities purchased with such
                                           proceeds does not cover the cost of
                                           leverage, the return to the Trust
                                           will be less than if leverage had
                                           not been used. There is no
                                           assurance that a leveraging
                                           strategy will be successful.
                                           Leverage involves risks and special
                                           considerations for shareholders
                                           including:

                                           -    the likelihood of greater
                                                volatility of net asset value
                                                and market price of and
                                                dividends on the shares than a
                                                comparable portfolio without
                                                leverage;


                                           -    the risk that fluctuations in
                                                interest rates on borrowings
                                                and short-term debt or in the
                                                dividend rates on any
                                                Preferred Shares that the
                                                Trust must pay will reduce the
                                                return to the shareholders;


                                           -    the effect of leverage in a
                                                market experiencing rising
                                                interest rates, which is likely
                                                to cause a greater decline in
                                                the net asset value of the
                                                shares than if the Trust were
                                                not leveraged, which may result
                                                in a greater decline in the
                                                market price of the shares;


                                           -    when the Trust uses leverage,
                                                the fees payable to BlackRock
                                                for advisory and sub-advisory
                                                services will be higher than
                                                if the Trust did not use
                                                leverage; and

                                           -    leverage may increase
                                                operating costs, which may
                                                reduce the Trust's total
                                                return.


                                           Any requirement that the Trust sell
                                           assets at a loss in order to redeem
                                           or pay off any leverage or for
                                           other reasons would reduce the
                                           Trust's net asset value and also
                                           make it difficult for the net asset
                                           value to recover. BlackRock in its
                                           best judgment nevertheless may
                                           determine to continue to use
                                           leverage if it expects that the
                                           benefits to the Trust's
                                           shareholders of maintaining the
                                           leveraged position will outweigh
                                           the current reduced return.

                                           Certain types of borrowings by the
                                           Trust may result in the Trust being
                                           subject to covenants in credit
                                           agreements relating to asset
                                           coverage and Trust composition
                                           requirements. The Trust may be
                                           subject to certain restrictions on
                                           investments imposed by guidelines
                                           of one or more rating agencies,
                                           which may issue ratings for the
                                           short-term corporate debt
                                           securities or Preferred Shares
                                           issued by the Trust. These
                                           guidelines may impose asset
                                           coverage or portfolio composition
                                           requirements that are more
                                           stringent than those imposed by the
                                           Investment Company Act of 1940, as
                                           amended (the "Investment Company
                                           Act"). BlackRock does not believe
                                           that these covenants or guidelines
                                           will impede BlackRock from managing
                                           the Trust's portfolio in accordance
                                           with the Trust's investment
                                           objective and policies.

                                           Interest Rate Risk. Interest rate
                                           risk is the risk that fixed-income
                                           securities such as preferred and
                                           debt securities will decline in
                                           value because of changes in market
                                           interest rates. When market
                                           interest rates rise, the market
                                           value of such securities generally
                                           will fall. The Trust's investment
                                           in such securities means that the
                                           net asset value and market price of
                                           the common shares will tend to
                                           decline if market interest rates
                                           rise.

                                           During periods of declining
                                           interest rates, an issuer may be
                                           able to exercise an option to
                                           prepay principal earlier than
                                           scheduled, forcing the Trust to
                                           reinvest in lower yielding
                                           securities. This is known as call
                                           or prepayment risk. Preferred and
                                           debt securities frequently have
                                           call features that allow the issuer
                                           to repurchase the security prior to
                                           its stated maturity. An issuer may
                                           redeem an obligation if the issuer
                                           can refinance the security at a
                                           lower cost due to declining
                                           interest rates or an improvement in
                                           the credit standing of the issuer.
                                           During periods of rising interest
                                           rates, the average life of certain
                                           types of securities may be extended
                                           because of slower than expected
                                           principal payments. This may lock
                                           in a below market interest rate,
                                           increase the security's duration
                                           and reduce the value of the
                                           security. This is known as
                                           extension risk. See
                                           "Risks--Interest Rate Risk."

                                           Credit Risk. Credit risk is the
                                           risk that a security in the Trust's
                                           portfolio will decline in price or
                                           the issuer will fail to make
                                           dividend payments when due because
                                           the issuer of the security
                                           experiences a decline in its
                                           financial status. Preferred
                                           securities are subordinated to
                                           bonds and other debt instruments in
                                           a company's capital structure, in
                                           terms of priority to corporate
                                           income, and therefore will be
                                           subject to greater credit risk than
                                           debt instruments. The Trust may
                                           invest up to 20% (measured at the
                                           time of investment) of its Managed
                                           Assets in preferred securities and
                                           other securities that are rated
                                           Ba/BB or B or that are unrated but
                                           judged to be of comparable quality
                                           by BlackRock. The prices of these
                                           lower grade securities are more
                                           sensitive to negative developments,
                                           such as a decline in the issuer's
                                           revenues or a general economic
                                           downturn, than are the prices of
                                           higher grade securities. Securities
                                           of below investment grade quality
                                           are predominantly speculative with
                                           respect to the issuer's capacity to
                                           pay interest and repay principal
                                           when due and therefore involve a
                                           greater risk of default and are
                                           commonly referred to as "junk
                                           bonds."

                                           Inflation Risk. Inflation risk is
                                           the risk that the value of assets
                                           or income from investment will be
                                           worth less in the future as
                                           inflation decreases the value of
                                           money. As inflation increases, the
                                           real value of the common shares and
                                           distributions on those shares can
                                           decline. In addition, during any
                                           periods of rising inflation,
                                           interest rates on Preferred Shares
                                           or other borrowings would likely
                                           increase, which would tend to
                                           further reduce returns to the
                                           holders of common shares.

                                           Concentration Risk. The Trust
                                           intends to invest at least 25% of
                                           its Managed Assets in the
                                           securities of companies principally
                                           engaged in financial services. This
                                           policy makes the Trust more
                                           susceptible to adverse economic or
                                           regulatory occurrences affecting
                                           that sector.

                                           A company is "principally engaged"
                                           in financial services if it owns
                                           financial services-related assets
                                           that are responsible for at least
                                           50% of its revenues. Companies in
                                           the financial services sector
                                           include commercial banks,
                                           industrial banks, savings
                                           institutions, finance companies,
                                           diversified financial services
                                           companies, investment banking
                                           firms, securities brokerage houses,
                                           investment advisory companies,
                                           insurance companies and companies
                                           providing similar services.
                                           Concentration of investments in the
                                           financial services sector includes
                                           the following risks:

                                           -    financial services companies
                                                may suffer a setback if
                                                regulators change the rules
                                                under which they operate;

                                           -    unstable interest rates can
                                                have a disproportionate effect
                                                on the financial services
                                                sector;

                                           -    financial services companies
                                                whose securities the Trust may
                                                purchase may themselves have
                                                concentrated portfolios, such
                                                as a high level of loans to
                                                real estate developers, which
                                                makes them vulnerable to
                                                economic conditions that
                                                affect that sector; and


                                           -    financial services companies
                                                have been affected by
                                                increased competition, which
                                                could adversely affect the
                                                profitability or viability of
                                                such companies. See "Risks --
                                                Concentration Risk."

                                           Convertible Securities. Although to
                                           a lesser extent than with
                                           nonconvertible fixed income
                                           securities, the market value of
                                           convertible securities tends to
                                           decline as interest rates increase
                                           and, conversely, tends to increase
                                           as interest rates decline. In
                                           addition, because of the conversion
                                           feature, the market value of
                                           convertible securities tends to
                                           vary with fluctuations in the
                                           market value of the underlying
                                           common stock. A unique feature of
                                           convertible securities is that as
                                           the market price of the underlying
                                           common stock declines, convertible
                                           securities tend to trade
                                           increasingly on a yield basis, and
                                           so may not experience market value
                                           declines to the same extent as the
                                           underlying common stock. When the
                                           market price of the underlying
                                           common stock increases, the prices
                                           of the convertible securities tend
                                           to rise as a reflection of the
                                           value of the underlying common
                                           stock. While no securities
                                           investments are without risk,
                                           investments in convertible
                                           securities generally entail less
                                           risk than investments in common
                                           stock of the same issuer.

                                           Non-U.S. Securities Risk. Under
                                           normal market conditions, up to 35%
                                           of the Trust's Managed Assets may
                                           be invested in non-U.S. securities.
                                           Investing in non-U.S. securities
                                           involves certain risks not involved
                                           in domestic investments, including,
                                           but not limited to: (i)
                                           fluctuations in foreign exchange
                                           rates; (ii) future foreign
                                           economic, financial, political and
                                           social developments; (iii)
                                           different legal systems; (iv) the
                                           possible imposition of exchange
                                           controls or other foreign
                                           governmental laws or restrictions,
                                           including expropriation; (v) lower
                                           trading volume; (vi) much greater
                                           price volatility and illiquidity of
                                           certain non U.S. securities
                                           markets; (vii) different trading
                                           and settlement practices; (viii)
                                           less governmental supervision; (ix)
                                           changes in currency exchange rates;
                                           (x) high and volatile rates of
                                           inflation; (xi) fluctuating
                                           interest rates; (xii) less publicly
                                           available information; and (xiii)
                                           different accounting, auditing and
                                           financial recordkeeping standards
                                           and requirements.

                                           Certain countries in which the
                                           Trust may invest, especially
                                           emerging market countries,
                                           historically have experienced, and
                                           may continue to experience, high
                                           rates of inflation, high interest
                                           rates, exchange rate fluctuations,
                                           large amounts of external debt,
                                           balance of
                                           payments and trade difficulties and
                                           extreme poverty and unemployment.
                                           Many of these countries are also
                                           characterized by political
                                           uncertainty and instability. The
                                           cost of servicing external debt
                                           will generally be adversely
                                           affected by rising international
                                           interest rates because many
                                           external debt obligations bear
                                           interest at rates that are adjusted
                                           based upon international interest
                                           rates. In addition, with respect to
                                           certain foreign countries, there is
                                           a risk of: (i) the possibility of
                                           expropriation or nationalization of
                                           assets; (ii) confiscatory taxation;
                                           (iii) difficulty in obtaining or
                                           enforcing a court judgment; (iv)
                                           economic, political or social
                                           instability; and (v) diplomatic
                                           developments that could affect
                                           investments in those countries.

                                           Because the Trust may invest in
                                           securities denominated or quoted in
                                           currencies other than the U.S.
                                           dollar, changes in foreign currency
                                           exchange rates may affect the value
                                           of securities in the Trust and the
                                           unrealized appreciation or
                                           depreciation of investments.
                                           Currencies of certain countries may
                                           be volatile and therefore may
                                           affect the value of securities
                                           denominated in such currencies,
                                           which means that the Trust's net
                                           asset value or current income could
                                           decline as a result of changes in
                                           the exchange rates between foreign
                                           currencies and the U.S. dollar.
                                           Certain investments in non U.S.
                                           securities also may be subject to
                                           foreign withholding taxes. Dividend
                                           income from non U.S. corporations
                                           may not be eligible for the reduced
                                           rate for qualified dividend income.
                                           These risks often are heightened
                                           for investments in smaller,
                                           emerging capital markets. In
                                           addition, individual foreign
                                           economies may differ favorably or
                                           unfavorably from the U.S. economy
                                           in such respects as: (i) growth of
                                           gross domestic product; (ii) rates
                                           of inflation; (iii) capital
                                           reinvestment; (iv) resources; (v)
                                           self sufficiency; and (vi) balance
                                           of payments position.

                                           As a result of these potential
                                           risks, the Advisors may determine
                                           that, notwithstanding otherwise
                                           favorable investment criteria, it
                                           may not be practicable or
                                           appropriate to invest in a
                                           particular country. The Trust may
                                           invest in countries in which
                                           foreign investors, including the
                                           Advisors, have had no or limited
                                           prior experience.

                                           Emerging Markets Risk. Investing in
                                           securities of issuers based in
                                           underdeveloped emerging markets
                                           entails all of the risks of
                                           investing in securities of non U.S.
                                           issuers to a heightened degree.
                                           "Emerging market countries"
                                           generally include every nation in
                                           the world except developed
                                           countries, that is the United
                                           States, Canada, Japan, Australia,
                                           New Zealand and most countries
                                           located in Western Europe. These
                                           heightened risks include: (i)
                                           greater risks of expropriation,
                                           confiscatory taxation,
                                           nationalization, and less social,
                                           political and economic stability;
                                           (ii) the smaller size of the market
                                           for
                                           such securities and a lower volume
                                           of trading, resulting in lack of
                                           liquidity and an increase in price
                                           volatility; and (iii) certain
                                           national policies that may restrict
                                           the Trust's investment
                                           opportunities including
                                           restrictions on investing in
                                           issuers or industries deemed
                                           sensitive to relevant national
                                           interests.

                                           Foreign Currency Risk. Because the
                                           Trust may invest in securities
                                           denominated or quoted in currencies
                                           other than the U.S. dollar, changes
                                           in foreign currency exchange rates
                                           may affect the value of securities
                                           in the Trust and the unrealized
                                           appreciation or depreciation of
                                           investments. Currencies of certain
                                           countries may be volatile and
                                           therefore may affect the value of
                                           securities denominated in such
                                           currencies, which means that the
                                           Trust's net asset value could
                                           decline as a result of changes in
                                           the exchange rates between foreign
                                           currencies and the U.S. dollar. In
                                           addition, the Trust may enter into
                                           foreign currency transactions in an
                                           attempt to enhance total return
                                           which may further expose the Trust
                                           to the risks of foreign currency
                                           movements and other risks. See
                                           "Risks -- Strategic Transactions."

                                           Small and Mid-Cap Stock Risk. While
                                           the Trust generally will invest
                                           primarily in large capitalization
                                           companies, the Trust may invest in
                                           companies with small or medium
                                           capitalizations. Smaller and medium
                                           company stocks can be more volatile
                                           than, and perform differently from,
                                           larger company stocks. There may be
                                           less trading in a smaller or medium
                                           company's stock, which means that
                                           buy and sell transactions in that
                                           stock could have a larger impact on
                                           the stock's price than is the case
                                           with larger company stocks. Smaller
                                           and medium companies may have fewer
                                           business lines; changes in any one
                                           line of business, therefore, may
                                           have a greater impact on a smaller
                                           and medium company's stock price
                                           than is the case for a larger
                                           company. As a result, the purchase
                                           or sale of more than a limited
                                           number of shares of a small or
                                           medium company may affect its
                                           market price. The Trust may need a
                                           considerable amount of time to
                                           purchase or sell its positions in
                                           these securities. In addition,
                                           smaller or medium company stocks
                                           may not be well known to the
                                           investing public.

                                           Short Sales Risk. Short selling
                                           involves selling securities that
                                           may or may not be owned and
                                           borrowing the same securities for
                                           delivery to the purchaser, with an
                                           obligation to replace the borrowed
                                           securities at a later date. Short
                                           selling allows the short seller to
                                           profit from declines in market
                                           prices to the extent such declines
                                           exceed the transaction costs and
                                           the costs of borrowing the
                                           securities. A short sale creates
                                           the risk of an unlimited loss in
                                           that the price of the underlying
                                           security could theoretically
                                           increase without limit, thus
                                           increasing the cost of buying those
                                           securities to cover
                                           the short position. There can be no
                                           assurance that the securities
                                           necessary to cover a short position
                                           will be available for purchase.
                                           Purchasing securities to close out
                                           the short position can itself cause
                                           the price of the securities to rise
                                           further, thereby exacerbating the
                                           loss.

                                           Non-Investment Grade Securities
                                           Risk. The Trust may invest up to
                                           20% of its Managed Assets in
                                           securities that are below
                                           investment grade. Non-investment
                                           grade securities are commonly
                                           referred to as "junk bonds."
                                           Investments in lower grade
                                           securities will expose the Trust to
                                           greater risks than if the Trust
                                           owned only higher grade securities.
                                           Because of the substantial risks
                                           associated with lower grade
                                           securities, you could lose money on
                                           your investment in common shares of
                                           the Trust, both in the short term
                                           and the long-term. Lower grade
                                           securities, though high yielding,
                                           are characterized by high risk.
                                           They may be subject to certain
                                           risks with respect to the issuing
                                           entity and to greater market
                                           fluctuations than certain lower
                                           yielding, higher rated securities.
                                           The retail secondary market for
                                           lower grade securities may be less
                                           liquid than that of higher rated
                                           securities. Adverse conditions
                                           could make it difficult at times
                                           for the Trust to sell certain
                                           securities or could result in lower
                                           prices than those used in
                                           calculating the Trust's net asset
                                           value.

                                           Dividend Risk. Dividends on common
                                           stocks are not fixed but are
                                           declared at the discretion of an
                                           issuer's board of directors. There
                                           is no guarantee that the issuers of
                                           the common stocks in which the
                                           Trust invests will declare
                                           dividends in the future or that if
                                           declared they will remain at
                                           current levels or increase over
                                           time. As described further in "Tax
                                           Matters," "qualified dividend
                                           income" received by the Trust will
                                           generally be eligible for the
                                           reduced tax rate applicable to
                                           individuals for taxable years
                                           beginning on or before December 31,
                                           2010. There is no assurance as to
                                           what portion of the Trust's
                                           distributions will constitute
                                           qualified dividend income.


                                           Non-Diversification. The Trust has
                                           registered as a "non-diversified"
                                           investment company under the
                                           Investment Company Act. For federal
                                           income tax purposes, the Trust,
                                           with respect to up to 50% of its
                                           total assets, will be able to
                                           invest more than 5% (but not more
                                           than 25%, except for investments in
                                           United States government securities
                                           and securities of other regulated
                                           investment companies, which are not
                                           limited for tax purposes) of the
                                           value of its total assets in the
                                           obligations of any single issuer or
                                           the securities of one or more
                                           qualified publicly traded
                                           partnerships. To the extent the
                                           Trust invests a relatively high
                                           percentage of its assets in the
                                           obligations of a limited number of
                                           issuers, the Trust may be more
                                           susceptible than a more widely
                                           diversified investment company to
                                           any single
                                           economic, political or regulatory
                                           occurrence.

                                           Strategic Transactions. In addition
                                           to writing (selling) index call
                                           options, the Trust may write call
                                           options on ETFs and other similar
                                           products, which involves many of
                                           the risks associated with index
                                           call option writing as discussed
                                           above. The Trust also may write
                                           options on individual portfolio
                                           securities.

                                           The Trust may engage in various
                                           other portfolio strategies both to
                                           seek to increase the return of the
                                           Trust and to seek to hedge its
                                           portfolio against adverse effects
                                           from movements in interest rates
                                           and in the securities markets.
                                           Strategic transactions in which the
                                           Trust may engage for hedging
                                           purposes, risk management, or to
                                           enhance total return, including
                                           engaging in transactions, such as
                                           options, futures, swaps, foreign
                                           currency transactions, such as
                                           forward foreign currency contracts,
                                           currency swaps or options on
                                           currency and currency futures and
                                           other derivatives transactions
                                           ("Strategic Transactions") also
                                           involve certain risks and special
                                           considerations. Strategic
                                           Transactions have risks, including
                                           the imperfect correlation between
                                           the value of such instruments and
                                           the underlying assets, the possible
                                           default of the other party to the
                                           transaction or illiquidity of the
                                           derivative instruments.
                                           Furthermore, the ability to
                                           successfully use Strategic
                                           Transactions depends on the
                                           Advisors' ability to predict
                                           pertinent market movements, which
                                           cannot be assured. Thus, the use of
                                           Strategic Transactions may result
                                           in losses greater than if they had
                                           not been used, may require the
                                           Trust to sell or purchase portfolio
                                           securities at inopportune times or
                                           for prices other than current
                                           market values, may limit the amount
                                           of appreciation the Trust can
                                           realize on an investment, or may
                                           cause the Trust to hold a security
                                           that it might otherwise sell. The
                                           use of foreign currency
                                           transactions can result in the
                                           Trust incurring losses as a result
                                           of the imposition of exchange
                                           controls, suspension of settlements
                                           or the inability of the Trust to
                                           deliver or receive a specified
                                           currency. Additionally, amounts
                                           paid by the Trust as premiums and
                                           cash or other assets held in margin
                                           accounts with respect to Strategic
                                           Transactions are not otherwise
                                           available to the Trust for
                                           investment purposes.

                                           Counterparty Risk. The Trust will
                                           be subject to credit risk with
                                           respect to the counterparties to
                                           the derivative contracts purchased
                                           by the Trust. If a counterparty
                                           becomes bankrupt or otherwise fails
                                           to perform its obligations under a
                                           derivative contract due to
                                           financial difficulties, the Trust
                                           may experience significant delays
                                           in obtaining any recovery under the
                                           derivative contract in bankruptcy
                                           or other reorganization proceeding.
                                           The Trust may obtain only a limited
                                           recovery or may obtain no recovery
                                           in such circumstances.

                                           Market Disruption and Geopolitical
                                           Risk. The aftermath of the war in
                                           Iraq and the continuing occupation
                                           of Iraq, instability in the Middle
                                           East and terrorist attacks in the
                                           U.S. and around the world may have
                                           resulted in market volatility and
                                           may have long-term effects on the
                                           U.S. and worldwide financial
                                           markets and on energy, natural
                                           resources and basic materials
                                           companies and may cause further
                                           economic uncertainties in the U.S.
                                           and worldwide. The Trust does not
                                           know how long the securities
                                           markets will continue to be
                                           affected by these events and cannot
                                           predict the effects of the
                                           occupation or similar events in the
                                           future on the U.S. economy and
                                           securities markets. Given the risks
                                           described above, an investment in
                                           the common shares may not be
                                           appropriate for all investors. You
                                           should carefully consider your
                                           ability to assume these risks
                                           before making an investment in the
                                           Trust.

                                           Anti-Takeover Provisions. The
                                           Trust's Amended and Restated
                                           Agreement and Declaration of Trust
                                           includes provisions that could
                                           limit the ability of other entities
                                           or persons to acquire control of
                                           the Trust or convert the Trust to
                                           open end status. These provisions
                                           could deprive the holders of common
                                           shares of opportunities to sell
                                           their common shares at a premium
                                           over the then current market price
                                           of the common shares or at net
                                           asset value.

                           SUMMARY OF TRUST EXPENSES


         The following table assumes the issuance of Preferred Shares or other use of leverage in an amount equal to 33 1/3% of the Trust's Managed Assets (after their issuance) and shows Trust expenses as a percentage of net assets attributable to common shares.


Shareholder Transaction Expenses



         Sales load paid by you (as a percentage of offering price)....................................         4.5%
         Offering expenses borne by the Trust (as a percentage of offering price)(1)...................            %
         Dividend reinvestment plan fees(2)............................................................         None



                                                                                                      Percentage of
                                                                                                       Net Assets
                                                                                                     Attributable to
                                                                                                      Common Shares
                                                                                                        (assumes
                                                                                                    Preferred Shares
Annual Expenses                                                                                      are issued)(4)
     Management Fees...........................................................................              %
     Other Expenses............................................................................              %(3)

     Total Annual Expenses.....................................................................              %(4)
------------------



(1) BlackRock Advisors has agreed to pay all the Trust's organizational expenses. BlackRock Advisors has also agreed to pay those offering costs of the Trust (other than the sales load) that exceed $ per share of common stock ( % of the offering price).


(2) You will be charged a $2.50 service charge and pay brokerage charges if you direct the Plan Agent (as defined below) to sell your common shares held in a dividend reinvestment account.


(3) If the Trust offers Preferred Shares, the costs of that offering, estimated to be approximately % of the total dollar amount of the Preferred Shares offering (including the sales load paid to the underwriters for the Preferred Shares offering), will be borne immediately by the holders of the common shares and result in a reduction of the net asset value of the common shares.


(4) The table presented below in this footnote estimates what the Trust's annual expenses would be stated as percentages of the Trust's net assets attributable to common shares. This table assumes the Trust is the same size as in the table above, but unlike the table above, assumes that no Preferred Shares are issued or outstanding. This will be the case, for instance, prior to the Trust's possible issuance of Preferred Shares. In accordance with these assumptions, the Trust's expenses would be estimated to be as follows:



                                                               Percentage of
                                                              Managed Assets
                                                                 (assumes
                                                             Preferred Shares
Annual Expenses                                                 are issued)
     Management Fees....................................               %
     Other Expenses.....................................               %

     Total Annual Expenses..............................               %

         The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other expenses" and "Total annual expenses" are based on estimated amounts for the Trust's first year of operations and assume that the Trust issues common shares. If the Trust issues fewer common shares, all other things being equal, these expenses would increase. See "Management of the Trust" and "Dividend Reinvestment Plan."

         The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of % of net assets attributable to common shares in years 1 through 5, and (2) a % annual return:(5)



                                                                   1 Year       3 Years       5 Years      10 Years
                                                                   ------       -------       -------      --------

Total Expenses Incurred.....................................          $            $             $            $

-----------------------------
(5)  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES.
     The example assumes that the estimated "Other expenses" set forth in the
     Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical % return shown in the example.


                                   THE TRUST

         The Trust is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on October 27, 2006, pursuant to an Agreement and Declaration of Trust, as subsequently amended and restated, governed by the laws of the State of Delaware. The Trust has no operating history. The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

                                USE OF PROCEEDS

         The net proceeds of the offering of common shares will be approximately $ ( if the underwriters exercise the over allotment option in full) after payment of the estimated offering costs and the deduction of the sales load. The Trust will invest the net proceeds of this offering in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest primarily in preferred and equity securities that meet the Trust's investment objective and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term debt securities.

                            THE TRUST'S INVESTMENTS

Investment Objective and Policies

         The Trust's investment objective is to seek current income, current gains and capital appreciation. There can be no assurance that the Trust will achieve its investment objective or be able to structure its investments as anticipated. The Trust is not intended as, and you should not construe it to be, a complete investment program.

         In addition, under normal market conditions:

         - The Trust intends to invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services. This policy makes the Trust more susceptible to adverse economic or regulatory occurrences affecting that sector.

         - While the Trust does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities.

         The Trust will invest at least 80% of its Managed Assets in preferred and equity securities and derivatives with exposure to those equity securities. The Trust will notify shareholders at least 60 days prior to any change in the 80% policy, which is not fundamental.

         The Trust expects that, under current market conditions, it will invest in both traditional preferred securities, the dividend income from which is eligible for the Dividends Received Deduction, and trust preferred securities, the dividend income from which is not deductible nor eligible for treatment as qualified dividend income. Initially, the Trust expects to invest approximately 70% of its Managed Assets in preferred securities and 30% of its Managed Assets in equity securities and derivatives with exposure to those equity securities. Under normal market conditions, the Trust expects that its investments in preferred securities will constitute between % and % of its Managed Assets and its investments in equity securities and derivatives with exposure to those equity securities will constitute between % and % of its Managed Assets. Under normal market conditions, the Trust's portfolio of preferred securities is expected to consist of both fixed rate preferred and adjustable rate preferred securities. The Trust may invest up to 20% of its Managed Assets in preferred or other securities that at the time of investment are rated below investment grade or that are unrated but judged to be of comparable quality by the Advisor or Sub-Advisors. The Trust may invest up to 20% of its Managed Assets in securities other than preferred and equity securities, including debt securities and convertible securities. The Trust will not be subject to limitations on its investments in non-U.S. Securities and securities of issuers based in emerging markets. See "The Trust's Investments" and "Risks."

         The percentage limitations set forth in this prospectus apply at the time of investment and the Trust will not be required to sell securities because of subsequent changes in market values.

         For a more complete discussion of the Trust's intended portfolio composition, see "--Portfolio Composition."

Portfolio Composition

         The Trust's portfolio will be composed principally of the following investments. A more detailed description of the Trust's investment policies and restrictions and more detailed information about the Trust's portfolio investments are contained in the Statement of Additional Information.

Preferred Securities Portfolio

         Preferred Securities. Under normal market conditions, the Trust will invest between % and % of its Managed Assets in preferred securities. Initially, the Trust expects to invest approximately 70% of its Managed Assets in preferred securities.

         There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to in this prospectus as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

         Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Trust determine not to pay dividends on such stock, the amount of dividends the Trust pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Trust invests will be declared or otherwise made payable.

         Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.


         Pursuant to the Dividends Received Deduction, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities that are paid out of earnings and profits of the issuer. Corporate shareholders of a regulated investment company like the Trust generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the Dividends Received Deduction. However, not all traditional preferred securities pay dividends that are eligible for the Dividends Received Deduction.

         Trust Preferred Securities. Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

         Trust preferred securities are - typically junior and fully - subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

         Trust preferred securities include but are not limited to trust originated preferred securities ("TOPRS(R)"); monthly income preferred securities ("MIPS(R)"); quarterly income bond securities ("QUIBS(R)"); quarterly income debt securities ("QUIDS(R)"); quarterly income preferred securities ("QUIPSSM"); corporate trust securities ("CORTS(R)"); public income notes ("PINES(R)"); and other trust preferred securities.(1)

         Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

         Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the Dividends Received Deduction or treatment as qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

Common Stock Portfolio

         Under normal market conditions, the Trust will invest between % and % of its Managed Assets in common securities and derivatives with exposure to those common securities. Initially, the Trust expects to invest approximately 30% of its Managed Assets in common securities and derivatives with exposure to those common securities.

         Common stock represents an equity ownership interest in a company. Under normal market conditions, the Trust's common stock portfolio will consist primarily of dividend-paying common stocks of U.S. issuers. The Trust may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization

------------------------------
(1) TOPRS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks and QUIPS is a service mark owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley. CORTS and PINES are registered service marks owned by Salomon Smith Barney Inc.

stocks, and to issuers in any industry or sector. Because the Trust will ordinarily have substantial exposure to common stocks, historical trends would indicate that the Trust's portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

         In selecting common stocks, the Advisors generally will follow a quantitative investment approach. The Advisors seeks to identify the highest yielding common stocks in the U.S. equity market and then seeks to select stocks that satisfy certain industry and sector weight criteria as well as certain quality and risk factors. The stock selection process is based on a quantitative model that seeks to optimize yield while remaining within certain constraints relative to the S&P 500 Index. The equity portfolio may include common stocks outside of the S&P 500 Index, consistent with the Trust's investment objectives and strategies.

Index Option Strategy

         Under the Index Option Strategy, the Trust will write (sell) call options on the S&P 500 Index and other equity indices on a continuous basis such that the underlying notional value of the indices do not exceed the value of the Trust's equity portfolio. While the Trust will receive premiums under the Index Option Strategy, the Trust gives up any potential increase in value of the index above the exercise price specified in the written option through the expiration date of the option.

         An index call option is a contract that represents the right to purchase the cash value of an index at an exercise price at or until the expiration date of the option. As the writer (seller) of an equity index call option, the Trust would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Trust any appreciation in the cash value of the index over the exercise price at or until the expiration date of the option. If the purchaser exercises the index call option sold by the Trust, the Trust would pay the purchaser the difference between the cash value of the index and the exercise price. In effect, the Trust sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. The Trust may repurchase an index call option prior to its expiration date and extinguish its obligation thereunder. In that case, the cost of repurchasing the call option (net of any premiums received) will determine the gain or loss realized by the Trust.

         Most option contracts are originated and standardized by the OCC. The Trust will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are currently traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges. The Trust may also write unlisted (or "over-the counter") call options. In general, the Trust will primarily write (sell) index call options that are "European style," meaning that the options may be exercised only on the expiration date. However, the Trust may from time to time sell index call options that are "American style," meaning that the options may be exercised at any point up to and including the expiration date.

         Under the Index Option Strategy, the Trust will primarily write (sell) call options on the S&P 500 Index but may from time to time write call options on narrower equity market indices, such as the Nasdaq 100 Index or on indices focused on particular industries or sectors. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of these securities. The Advisors will actively manage the Trust's index options positions using quantitative and statistical analysis that focuses on relative value and risk/return. In determining whether to write equity index options on indices other than the S&P 500 Index, the Advisors will consider: (i) the risk profile of the Trust's overall portfolio, (ii) market factors, such as current market levels and volatility and (iii) options specific factors, such as premium/cost, exercise price and time to expiration.

         The Advisors do not intend to write (sell) call options on equity indices where the underlying value of the indices exceeds the net asset value of the Trust's equity portfolio. The Trust will "cover" its written equity index call positions by segregating liquid assets in an amount equal to the contract value of the index and/or by entering into offsetting positions (e.g., by purchasing a call option on the same index as the call written where the exercise price of the purchased call is equal to or less than the exercise price of the call written).

         The Trust will generally write (sell) index call options that are "out-of-the-money" or "at-the-money" at the time of sale. Out-of-the-money call options are options with an exercise price that is above the current cash value of the index and at-the-money call options are options with an exercise price that is equal to the current cash value of the index. In addition to providing possible gains through premiums, out-of-the money index call options allow the Trust to potentially benefit from appreciation in the equity securities held by the Trust with respect to which the option was written, to the extent the Trust's equity portfolio is correlated with the applicable index, up to the exercise price. The Trust generally will write out-of-the-money call options where the exercise price is not more than 5% higher than the cash value of the index at the time of sale, although the Advisors reserve the right to sell call options that are more deeply out-of-the-money as it deems necessary or appropriate based upon market conditions and other factors. The Trust also reserves the right to sell index call options that are "in-the-money" (i.e., those with an exercise price below the cash value of the index at the time of sale) and will generally limit these to options where the exercise price is not more than 5% lower than the cash value of the index. The Trust may sell options that are more deeply in-the-money as it deems necessary or appropriate based upon market conditions and other factors. When the prices of the equity index upon which a call option is written rise, call options that were out-of-the-money when written may become in-the-money (i.e., the cash value of the index rises above the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Trust forced to pay the amount of appreciation over the strike price upon the purchaser's exercise of the option.

         For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. Initially, the Trust expects that it will primarily write index call options whose terms to expiration range from one to three months. The Trust reserves the right to sell index call options of both longer and shorter terms. The Investment Adviser may write options on ETFs and other similar instruments designed to correlate with the performance of an equity index or market segment. The Trust also may write options on individual equity securities.

         The Advisors will attempt to maintain for the Trust written call options positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Trust's equity portfolio. In doing so, the Advisors will consider data relating to the Trust's equity holdings, including net assets, industry and sector weightings, and historic volatility. As noted above, the Trust will invest primarily in dividend-paying common stocks of U.S. issuers and will not seek to replicate the risk and return characteristics of the S&P 500 Index. At the same time, the Trust will primarily sell call options on the S&P 500 Index but may from time to time sell call options on other equity indices. The Index Option Strategy involves significant risk that the initial value and/or changes in value of the S&P 500 Index and other indices underlying the Trust's written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Trust's equity portfolio. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Trust, which may more than offset any gains received by the Trust from the receipt of options premiums. The Trust cannot guarantee that the Index Option Strategy will be effective. See "Risks Factors and Special Considerations -- Risks Associated with Writing Index Call Options."

Other Investment Securities and Techniques

         Financial Services Company Securities. The Trust intends to invest at least 25% of its Managed Assets in securities issued by companies "principally engaged" in financial services. A company is "principally engaged" in financial services if it derives at least 50% of its consolidated revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, insurance companies and companies providing similar services.

         Non-U.S. Securities. The Trust will invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Trust may invest in non-U.S. securities of so-called emerging market issuers. For purposes of the Trust, a company is deemed to be a non-U.S. company if it meets any of the following tests: (i) such company was not organized in the United States; (ii) such company's primary business office is not in the United States; (iii) the principal trading market for such company's assets is not located in the United States; (iv) less than 50% of such company's assets are located in the United States; or (v) 50% or more of such issuer's revenues are derived from outside the United States. Non-U.S.

securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

         Because evidences of ownership of such securities usually are held outside the United States, the Trust would be subject to additional risks with respect to its investments in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

         Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

         Short Sales. The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to strategic positions, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

         When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. Government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker dealer.

         If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

         Non-Investment Grade Securities. The Trust's investments are not subject to a minimum rating limitation and the Trust may invest up to 20% of its Managed Assets in preferred or other income securities rated below investment grade, such as those rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") and BB or lower by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Fitch Ratings ("Fitch") or securities comparably rated by other rating agencies or in unrated securities determined by the Advisors to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are generally regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. When the Advisors believe it to be in the best interests of the Trust's shareholders, the Trust will reduce its investment in lower grade securities.

         Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

         The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity and will be a substantial factor in the Trust's relative share price volatility.

         Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

         The ratings of Moody's, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on the Advisors' credit analysis than would be the case when the Trust invests in rated securities.

         Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of this offering of common shares are being invested, during periods in which the Advisors determine that they are temporarily unable to follow the Trust's investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Trust may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt instruments. See "Investment Policies and Techniques--Short-Term Debt Securities" in the Statement of Additional Information.

         The Advisors' determination that they are temporarily unable to follow the Trust's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust's investment strategy is extremely limited or absent. In such a case, shares of the Trust may be adversely affected and the Trust may not pursue or achieve its investment objective. The Advisors currently anticipate that these are the only circumstances in which the Trust will invest in income securities.

         Securities Lending and Delayed Settlement Transactions. The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

         Strategic Transactions. In addition to the option strategies discussed above, the Trust may, but is not required to, use various strategic transactions described below to, facilitate portfolio management, mitigate risks and enhance total return. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the Advisors seek to use the practices to further the Trust's investment objective, no assurance can be given that these practices will achieve this result.

         The Trust may purchase and sell derivative instruments such as exchange listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential total returns although the Trust will commit variation margin for Strategic Transactions that involve futures contracts only in accordance with the rules of the Commodity Futures Trading Commission.

         Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use Strategic Transactions successfully depends on the Advisors' ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information.

                                    LEVERAGE

         The Trust intends to use leverage to seek to obtain its investment objective. If the Trust were to use leverage by issuing Preferred Shares, the Trust currently expects it would do so in an aggregate amount of up to 33 1/3% of its Managed Assets to purchase additional securities of the type described under "The Trust's Investments." There can be no assurance, however, that Preferred Shares representing such percentage of the Trust's Managed Assets will actually be issued. If the Trust does not issue Preferred Shares or if the Trust issues Preferred Shares in an aggregate amount less than 33 1/3% of the Trust's Managed Assets, the Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as BlackRock may from time to time determine in an amount that, when combined with the value of any Preferred Shares, does not exceed 33 1/3% of the Trust's Managed Assets. Of these investment techniques, the Trust expects primarily to use reverse repurchase agreements and dollar roll transactions. Changes in the value of the Trust's investment portfolio, including securities bought with the proceeds of the leverage, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Trust's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Trust were not leveraged. During periods in which the Trust is using leverage, the fees paid to BlackRock for advisory and sub-advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust's Managed Assets, including the proceeds from the issuance of Preferred Shares and other leverage. Leverage involves greater risks. The Trust's leveraging strategy may not be successful.

         Reverse Repurchase Agreements. Borrowings may be made by the Trust through reverse repurchase agreements under which the Trust sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the Investment Company Act unless the Trust designates on its books and records an amount of assets equal to the amount of the Trust's obligations under the reverse repurchase agreements. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

         Dollar Roll Transactions. Borrowings may be made by the Trust through dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls.

         Preferred Shares. Although the Trust is able to issue Preferred Shares in an amount up to 50% of its Managed Assets, the Trust anticipates that, if it were to issue Preferred Shares, under current market conditions it would offer Preferred Shares representing up to 33 1/3% of the Trust's Managed Assets immediately after the issuance of the Preferred Shares. The Preferred Shares would have complete priority upon distribution of assets over the common shares. Any issuance of Preferred Shares would leverage the common shares. Although the timing and other terms of the offering of Preferred Shares and the terms of any Preferred Shares would be determined by the Trust's board of trustees, the Trust expects to primarily invest the proceeds of any Preferred Shares offering in traditional preferreds, which typically do not have a stated maturity date, or in trust preferred shares with intermediate or long-term stated maturity dates. Any Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Share dividends could be as short as one day or as long as a year or more. So long as the Trust's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the leverage will cause you to receive a higher rate of income than if the Trust were not leveraged.

         The concept of leveraging is based on the premise that the cost of the assets to be obtained from leverage will be based on short-term rates, which normally will be lower than the return earned by the Trust on its portfolio investments. Because the total assets of the Trust (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of shares will normally be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term rates rise, the net asset value of the shares will reflect the decline in the value of portfolio holdings resulting therefrom.

         Leverage creates risks for holders of the shares, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred stock may affect the return to the holders of the shares. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Trust will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, BlackRock in its best judgment nevertheless may determine to maintain the Trust's leveraged position if it expects that the benefits to the Trust's shareholders of maintaining the leveraged position will outweigh the current reduced return. The fee paid to BlackRock will be calculated on the basis of the Trust's assets including proceeds from borrowings for leverage and the issuance of Preferred Shares. During periods in which the Trust is utilizing financial leverage, the investment advisory fees payable to BlackRock will be higher than if the Trust did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks -- Leverage Risk."

         Certain types of borrowings may result in the Trust being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

         Under the Investment Company Act, the Trust is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Trust's total net assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Trust's Managed Assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust's total assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Trust intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Trust and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Trust may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. Prohibitions on dividends and other distributions on the common shares could impair the Trust's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust has Preferred Shares outstanding, two of the Trust's trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining trustees of the Trust will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Trust failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Trust.

         The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

         Assuming that Preferred Shares will represent approximately 33 1/3% of the Trust's Managed Assets, the dividends paid on the leverage is a blended annual average rate of 2.00%, the income generated by the Trust's portfolio (net of estimated expenses) must exceed 0.67% in order to cover the interest and dividend payments related to the leverage. Of course, these numbers are merely estimates used for illustration. Actual interest rates on leverage will vary frequently and may be significantly higher or lower than the rate estimated above.

         The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Trust's portfolio) of -10%, -5%, and 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See "Risks." The table further reflects leverage using Preferred Shares representing, in the aggregate, 33 1/3% of the Trust's Managed Assets and the Trust's currently projected annual Preferred Share dividend rate of 2.00%.

Assumed Portfolio Total Return (Net of Expenses)................
Common Share Total Return.......................................

         Common share total return is composed of two elements -- the common share dividends paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying dividends on Preferred Shares) and gains or losses on the value of the securities the Trust owns. As required by Securities and Exchange Commission rules, the table assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Trust must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those securities.

         Until the Trust borrows or issues Preferred Shares, the Trust's shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Trust's investment objective and policies.

                          INTEREST RATE TRANSACTIONS

         In connection with the Trust's anticipated use of leverage through its issuance of Preferred Shares or borrowings, the Trust may enter into interest rate swap or cap transactions. Interest rate swaps involve the Trust's agreement with the swap counterparty to pay a fixed rate payment on a notional amount in exchange for the counterparty paying the Trust a variable rate payment on a notional amount that is intended to approximate the Trust's variable rate payment obligation on Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap.

         The Trust may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Trust would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

         The Trust will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust intends to designate on its books and records cash or liquid securities having a value at least equal to the Trust's net payment obligations under any swap transaction, marked to market daily.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Trust's use of interest rate swaps or caps could enhance or harm the overall performance on the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Trust's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Trust to the counterparty exceeds the additional amount the Trust would have been required to pay had it not entered into the cap agreement. The Trust has no current intention of selling an interest rate swap or cap. The Trust would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Trust's leverage.

         Interest rate swaps and caps generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest or premium payments that the Trust is contractually obligated to make. If the counterparty defaults, the Trust would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on its Preferred Shares or interest payments on borrowing. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

         Although this will not guarantee that the counterparty does not default, the Trust will not enter into an interest rate swap or cap transaction with any counterparty that BlackRock believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, BlackRock will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Trust's investments.


         In addition, at the time the interest rate swap or cap transaction reaches its schedule termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transactions. If this occurs, it could have a negative impact on the performance of the common shares.

         The Trust may choose or be required to redeem some or all Preferred Shares or prepay any borrowings. This redemption would likely result in the Trust seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Trust. An early termination of a cap could result in a termination payment to the Trust.

         In addition, the Trust may use interest rate transactions in connection with the management of its portfolio securities. See "The Trust's Investments -- Portfolio Compositions -- Derivatives" above for additional information.

                                     RISKS

         No Operating History. The Trust is a non-diversified, closed-end management investment company with no operating history.

         Market Discount Risk. As with any stock, the price of the Trust's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and organizational and offering expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Trust's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.

         Investment and Market Risk. An investment in the Trust's common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Trust, a majority of which are traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Trust dividends and distributions.

         Special Risks Related To Preferred Securities. There are special risks associated with investing in preferred securities, including:

         Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

         Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

         Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

         Limited Voting Rights. Generally, preferred security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, as described under "The Trust's Investments -- Portfolio Composition," holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

         Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in Federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Trust.

         Common Stock Risk. The Trust will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly underperformed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Interest rates recently have been rising and it is possible that they will rise further.

         Risks Associated with Writing Index Call Options. There are various risks associated with the Index Option Strategy. The purchaser of an index option written (sold) by the Trust has the right to any appreciation in the cash value of the index over the exercise price up to and including the expiration date. Therefore, as the writer of an index call option, the Trust forgoes, during the term of the option, the opportunity to profit from increases in the market value of the equity securities held by the Trust with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the exercise price of the call. However, the Trust has retained the risk of loss (net of premiums received) should the price of the Trust's portfolio securities decline.

         The Advisor will attempt to maintain for the Trust written call options positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Trust's equity portfolio. In doing so, the Advisor will consider data relating to the Trust's equity holdings, including net assets, industry and sector weightings, and historic volatility. In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         As noted above, the Trust will invest primarily in dividend-paying common stocks of U.S. issuers and will not seek to replicate the risk and return characteristics of the S&P 500 Index. At the same time, the Trust will primarily sell call options on the S&P 500 Index, but may from time to time sell call options on other equity indices. The Index Option Strategy involves significant risk that the initial value and/or changes in value of the S&P 500 Index and other indices underlying the Trust's written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Trust's equity portfolio. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Trust, which may more than offset any gains received by the Trust from the receipt of options premiums. In these and other circumstances, the Trust may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Trust distributions. Such sales would involve transaction costs borne by the Trust and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Trust's after-tax returns.

         In addition, no assurance can be given that a liquid market will exist when the Trust seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle the then-current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Trust's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

         The hours of trading for index call options may not conform to the hours during which securities held by the Trust are traded. To the extent that the options markets close before the markets for the securities underlying the index call option, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Index call options are marked to market daily and their value will be affected by changes in the value of the securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the overall stock market and the underlying securities represented in an index, and the remaining term to the option's expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid.

         The Trust's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write may be affected by options written by other investment advisory clients of the Advisor or its affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

         Leverage. Although the use of leverage by the Trust may create an opportunity for increased net income and capital appreciation for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of leverage, the return to the Trust will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for shareholders including:

- the likelihood of greater volatility of net asset value and market price of and dividends on the shares than a comparable portfolio without leverage;

- the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Trust must pay will reduce the return to the shareholders;

- the effect of leverage in a market experiencing rising interest rates, which is likely to cause a greater decline in the net asset value of the shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the shares;

- when the Trust uses leverage, the fees payable to BlackRock for advisory and sub-advisory services will be higher than if the Trust did not use leverage; and

- leverage may increase operating costs, which may reduce the Trust's total return.

         Any requirement that the Trust sell assets at a loss in order to redeem or pay off any leverage or for other reasons would reduce the Trust's net asset value and also make it difficult for the net asset value to recover. BlackRock in its best judgment nevertheless may determine to continue to use leverage if it expects that the benefits to the Trust's shareholders of maintaining the leveraged position will outweigh the current reduced return.

         Certain types of borrowings by the Trust may result in the Trust being subject to covenants in credit agreements relating to asset coverage and Trust composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act of 1940, as amended (the "Investment Company Act"). BlackRock does not believe that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

         Interest Rate Risk. Interest rate risk is the risk that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Trust's investment in such securities means that the net asset value and market price of the common shares will tend to decline if market interest rates rise.

         During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, forcing the Trust to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. See "Risks--Interest Rate Risk."

         Credit Risk. Credit risk is the risk that a security in the Trust's portfolio will decline in price or the issuer will fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than debt instruments. The Trust may invest up to 20% (measured at the time of investment) of its Managed Assets in preferred securities and other securities that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by BlackRock. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as "junk bonds."

         Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on Preferred Shares or other borrowings would likely increase, which would tend to further reduce returns to the holders of common shares.

         Concentration Risk. The Trust intends to invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services. This policy makes the Trust more susceptible to adverse economic or regulatory occurrences affecting that sector.

         A company is "principally engaged" in financial services if it owns financial services-related assets that are responsible for at least 50% of its revenues. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, insurance companies and companies providing similar services. Concentration of investments in the financial services sector includes the following risks:

- financial services companies may suffer a setback if regulators change the rules under which they operate;

- unstable interest rates can have a disproportionate effect on the financial services sector;

- financial services companies whose securities the Trust may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

- financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. See "Risks -- Concentration Risk."

         Convertible Securities. Although to a lesser extent than with nonconvertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


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


         Non-U.S. Securities Risk. Under normal market conditions, up to 35% of the Trust's Managed Assets may be invested in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements.

         Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries.

         Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non U.S. securities also may be subject to foreign withholding taxes. Dividend income from non U.S. corporations may not be eligible for the reduced rate for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product;
(ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self sufficiency; and (vi) balance of payments position.

         As a result of these potential risks, the Advisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including the Advisors, have had no or limited prior experience.

         Emerging Markets Risk. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non U.S. issuers to a heightened degree. "Emerging market countries" generally include every nation in the world except developed countries, that is the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and (iii) certain national policies that may restrict the Trust's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

         Foreign Currency Risk. Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the Trust may enter into foreign currency transactions in an attempt to enhance total return which may further expose the Trust to the risks of foreign currency movements and other risks. See "Risks -- Strategic Transactions."

         Small and Mid-Cap Stock Risk. While the Trust generally will invest primarily in large capitalization companies, the Trust may invest in companies with small or medium capitalizations. Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company's stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium company may affect its market price. The Trust may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

         Short Sales Risk. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

         Non-Investment Grade Securities Risk. The Trust may invest up to 20% of its Managed Assets in securities that are below investment grade. Non-investment grade securities are commonly referred to as "junk bonds." Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short term and the long-term. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

         Dividend Risk. Dividends on common stocks are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common stocks in which the Trust invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in "Tax Matters," "qualified dividend income" received by the Trust will generally be eligible for the reduced tax rate applicable to individuals for taxable years beginning on or before December 31, 2010. There is no assurance as to what portion of the Trust's distributions will constitute qualified dividend income.

         Non-Diversification. The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer or the securities of one or more qualified publicly traded partnerships. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.


         Strategic Transactions. In addition to writing (selling) index call options, the Trust may write call options on ETFs and other similar products, which involves many of the risks associated with index call option writing as discussed above. The Trust also may write options on individual portfolio securities.

         The Trust may engage in various other portfolio strategies both to seek to increase the return of the Trust and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. Strategic transactions in which the Trust may engage for hedging purposes, risk management, or to enhance total return, including engaging in transactions, such as options, futures, swaps, foreign currency transactions, such as forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions ("Strategic Transactions") also involve certain risks and special considerations. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors' ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

         Counterparty Risk. The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.

         Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the U.S. and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and on energy, natural resources and basic materials companies and may cause further economic uncertainties in the U.S. and worldwide. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.

         Anti-Takeover Provisions. The Trust's Amended and Restated Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.

                          HOW THE TRUST MANAGES RISK

Investment Limitations

         The Trust has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if issued, Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. Among other restrictions, the Trust may not invest more than 25% of its Managed Assets in securities of issuers in any one industry except for the financial services industry.

         The Trust may become subject to guidelines which are more limiting than its investment restrictions in order to obtain and maintain ratings from Moody's, S&P or another nationally recognized rating agency on the Preferred Shares that it intends to issue. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's common shareholders or the Trust's ability to achieve its investment objective. See "Investment Objective and Policies" in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Trust.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

         The Trust may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Trust anticipates such an increase or change) and the Trust's leverage begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Trust may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce its indebtedness or extend the maturity of outstanding Preferred Shares or otherwise reduce borrowings. The Trust may also attempt to reduce the leverage by redeeming or otherwise purchasing Preferred Shares. As explained above under "Risks -- Leverage," the success of any such attempt to limit leverage risk depends on BlackRock's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Trust may never attempt to manage its capital structure in the manner described in this paragraph.

         If market conditions suggest that additional leverage would be beneficial, the Trust may sell previously unissued Preferred Shares or Preferred Shares that the Trust previously issued but later repurchased or otherwise increase borrowings.

Strategic Transactions

         The Trust may use various investment strategies designed to limit the risk of fluctuations of fixed income securities and to preserve capital. These strategies include using swaps, financial futures contracts, options on financial futures or options based on either an index of long-term securities or on taxable debt securities whose prices, in the opinion of BlackRock, correlate with the prices of the Trust's investments.

                            MANAGEMENT OF THE TRUST

Trustees and Officers

         The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are trustees of the Trust. A majority of the trustees are not "interested persons" (as defined in the Investment Company Act) of the Trust. The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

Investment Advisor and Sub-Advisors

         BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, BlackRock Financial Management, Inc., located at 40 East 52nd Street, New York, New York 10022, and BlackRock Investment Management, LLC, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 are wholly owned subsidiaries of BlackRock, Inc. BlackRock, Inc. is one of the world's largest publicly traded investment management firms. As of September 30, 2006, the assets under management of BlackRock were $1.075 trillion. The firm manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, a growing number of institutional investors use BlackRock Solutions(R) investment system, risk management and financial advisory services.

         The BlackRock organization has over years of experience managing closed-end products and, as of September 30, 2006, advised a closed-end family of active funds with approximately billion in assets. BlackRock has $ billion in preferred assets, including $ billion across preferred closed-end funds. BlackRock has $ billion in equity assets under management as of September 30, 2006, including $ billion in assets across equity closed-end funds.

         Portfolio Managers. BlackRock uses a team approach in managing the Trust's portfolio. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals. BlackRock's portfolio management team includes the following portfolio managers:

         The Statement of Additional Information contains additional information about the compensation of the portfolio managers and the portfolio managers' ownership of the common shares of the Trust.

Investment Process

         BlackRock will employ their investment process in connection with the Trust. With respect to corporate securities in general, BlackRock applies the same controlled-duration, active relative value sector rotation style to the management of all its fixed income mandates. BlackRock manages fixed income portfolios by using a strategy that invests in sectors of the fixed income market that BlackRock believes are undervalued by moving out of sectors that BlackRock believes are fairly or overvalued. BlackRock researches and is active in analyzing the sectors which it believes are under, fairly and overvalued in order to achieve a portfolio's investment objective. BlackRock has in-depth expertise in all sectors of the fixed income market. BlackRock specializes in managing fixed income portfolios against both published and customized benchmarks and has been doing this since its inception of their fixed income products in 1988.

         BlackRock's style is designed with the objective of generating excess returns with lower risk than our benchmarks and competitors. The use of advanced analytics provides real-time analysis of a vast array of risk measures designed to measure the potential impact of various sector and security strategies on total return. As a result, consistent value is added and performance volatility is controlled.

         BlackRock's disciplined investment process seeks to add value through:
(i) controlling portfolio duration within a narrow band relative to a benchmark index, (ii) relative value sector/sub-sector rotation and security selection,
(iii) rigorous quantitative analysis to the valuation of each security and of the portfolio as a whole, (iv) intense credit analysis and review, and (v) the judgment of experienced portfolio managers.

         The technology that enables BlackRock to implement its investment strategies is constantly improving. BlackRock's commitment to maintaining its state-of-the-art analytics in the most cost efficient way is manifest in (i) the development of proprietary tools, (ii) the purchase of tools such as RiskMetrics(TM), and (iii) the integration of all of these tools into a unique portfolio level risk management system. By continually updating analytics and systems, BlackRock is able to better quantify and evaluate the risk of each investment decision.

         BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating changes in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's process.

         In selecting common stocks, BlackRock generally will follow a quantitative investment approach. BlackRock seeks to identify the highest yielding common stocks in the U.S. equity market and then seeks to select stocks that satisfy certain industry and sector weight criteria as well as certain quality and risk factors. The stock selection process is based on a quantitative model that seeks to optimize yield while remaining within certain constraints relative to the S&P 500 Index, consistent with the Trust's investment objective and strategies.

Investment Management Agreements

         The Trust has agreed to pay BlackRock Advisors a management fee at an annual rate equal to % of the average weekly value of the Trust's Managed Assets. BlackRock Advisors will pay a separate sub-advisory fee equal to % of the management fee it actually receives to each of BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC, respectively, for sub-advisory services. In addition, with the approval of the board of trustees, including a majority of the independent trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed, at cost, to BlackRock Advisors by the Trust. BlackRock Advisors currently anticipates that it may be reimbursed for employees who provide pricing, secondary market support and compliance services to the Trust, subject to the approval of the board of trustees, including a majority of the independent trustees.

         In addition to the management fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

                                NET ASSET VALUE

         The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined daily on each day that the

New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The Trust calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Trust (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Trust.

         The Trust values its investments primarily by using market quotations. Short-term debt investments having a remaining maturity of 60 days or less when purchased and debt investments originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value ("Fair Valued Assets") as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Trust's board of trustees. The Advisors will submit their recommendations regarding the valuation and/or valuation methodologies for Fair Valued Assets to a valuation committee. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Valued Assets shall be subsequently reported to and ratified by the Trust's board of trustees.

         Foreign securities and equity securities from emerging markets, are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value.

         When determining the price for a Fair Valued Asset, the Advisor shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value determinations shall be based upon all available factors that the Advisors deem relevant.

                                 DISTRIBUTIONS

         Commencing with the Trust's initial dividend, the Trust intends to make regular monthly cash distributions of all or a portion of its investment company taxable income to common shareholders. We expect to declare the initial monthly dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. The Trust will distribute to common shareholders at least annually all or substantially all its investment company taxable income. The Trust intends to pay any capital gains distributions annually.

         The tax treatment and characterization of the Trust's distributions may vary significantly from time to time because of the varied nature of the Trust's investments. In light of the Trust's investment policies, the Trust anticipates that the Investment Company Act will require it to accompany each monthly distribution with a statement setting forth the estimated source (as between net income and capital gains) of the distribution made. The Trust will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Trust's distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Trust may make total distributions during a calendar or fiscal year in an amount that exceeds the Trust's net investment company taxable income and net capital gains for the relevant fiscal year. In such situations, the amount by which the Trust's total distributions exceed its net investment company taxable income and net capital gains would generally be treated as a tax-free return of capital reducing the amount of a shareholder's tax basis in such shareholder's shares, with any amounts exceeding such basis treated as gain from the sale of shares.

         Various factors will affect the level of the Trust's current income and current gains, such as its asset mix, and the Trust's use of options. To permit the Trust to maintain a more stable monthly distribution, the Trust may from time to time distribute less than the entire amount of income and gains earned in a particular period. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular month may be more or less than the amount of income and gains actually earned by the Trust during that month. Undistributed income and gains will add to the Trust's net asset value and, correspondingly, distributions from undistributed income and gains and from capital, if any, will deduct from the Trust's net asset value. Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust issued by the Trust or common shares of the Trust purchased in the open market in accordance with the Trust's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

                           DIVIDEND REINVESTMENT PLAN

         Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Trust will be automatically reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), agent for shareholders in administering the Trust's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Trust. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting Computershare Trust Company, N.A., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

         The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder's common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a "dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Trust ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere.

         If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

         If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

         In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 30 days after the payment date for such dividend, whichever is sooner (the "last purchase date"), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Trust will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next "ex-dividend" date, which will typically be approximately 10 days after the payment date for such dividend. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

         The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

         In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

         There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a brokerage commission of $ per share sold.

         The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

         All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, Rhode Island 02940-3010; telephone: (800) 699-1236.

                             DESCRIPTION OF SHARES

Common Shares

         The Trust is a statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of October 27, 2006. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

         The Trust has no present intention of offering any additional shares other than the common shares it may issue under the Trust's Plan. Any additional offerings of shares will require approval by the Trust's board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

         The Trust anticipates that its common shares will be approved for listing on the New York Stock Exchange under the symbol " " subject to notice of issuance. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and the amount of the offering expenses paid by the Trust. See "Summary of Trust Expenses."

         Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust that invest predominantly in equity securities have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See the Statement of Additional Information under "Repurchase of Common Shares."

Preferred Shares

         The Agreement and Declaration of Trust provides that the Trust's board of trustees may authorize and issue Preferred Shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued.

         The Trust may elect to issue Preferred Shares representing approximately 33 1/3% of the Trust's Managed Assets immediately after the Preferred Shares are issued. The board of trustees also reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the Investment Company Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Trust's total assets less liabilities and indebtedness of the Trust. We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the board of trustees, subject to applicable law and the Amended and Restated Agreement and Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

         In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

         The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and
(2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Anti-Takeover Provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

         The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

         The terms of the Preferred Shares are expected to provide that (i) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Trust may tender for or purchase Preferred Shares and (iii) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

         The discussion above describes the possible offering of Preferred Shares by the Trust. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

      ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

         The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

         In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of common shares of the Trust.

         The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period; or the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period.

         To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company
Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, we anticipate conversion of the Trust to an open-end investment company might not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 10 days' prior notice to all shareholders. Following any such conversion, it is possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objectives and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

         For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

         The Agreement and Declaration of Trust also provides that the Trust may be liquidated upon the approval of 80% of the trustees.

         The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Trust's Agreement and Declaration of Trust, which is on file with the Securities and Exchange Commission.

                          CLOSED-END TRUST STRUCTURE

         The Trust is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

         Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.

                          REPURCHASE OF COMMON SHARES

         Shares of closed-end investment companies often trade at a discount to their net asset value, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net Asset Value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

         There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares' trading at a price that approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the capital of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded.

                                  TAX MATTERS

         The following is a description of certain U.S. Federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. This discussion assumes that the shareholders hold their Trust common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Trust.

         The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. In order to qualify the Trust must satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Trust will not be subject to U.S. federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to distribute at least annually substantially all of such income.

         Distributions paid by the Trust from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends"), are generally taxable to you as ordinary income to the extent of the Trust's earnings and profits. Such distributions (if designated by the Trust) may, however, qualify (provided holding periods and other requirements are met) (i) for the Dividends Received Deduction in the case of corporate shareholders to the extent that the Trust's income consists of dividend income from United States corporations, and (ii) for taxable years through December 31, 2010, as qualified dividend income eligible for the reduced maximum U.S. federal tax rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). There can be no assurance as to what portion of the Trust's ordinary income dividends will qualify for the Dividends Received Deduction or constitute qualified dividend income. Distributions made from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains if they have been properly designated by the Trust, regardless of the length of time the shareholder has owned common shares of the Trust. The maximum U.S. federal tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2011.

         If, for any calendar year, the Trust's total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the common shares. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in the common shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of his or her tax basis in the common shares will be taxable to the shareholder as capital gain (assuming the common shares are held as a capital asset).

         Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

         The sale or other disposition of common shares of the Trust will generally result in gain or loss to shareholders, and will be long-term capital gain or loss if the common shares have been held for more than one year at the time of sale and are held by the shareholder as a capital asset. Any loss upon the sale or exchange of Trust common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. Any loss a shareholder realizes on a sale or exchange of common shares of the Trust will be disallowed if the shareholder acquires other common shares of the Trust (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder's sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

         Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional common shares of the Trust. If the Trust pays a dividend or makes a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend or distribution was declared.

         Certain dividends designated by the Trust as "interest related dividends" that are paid to most foreign investors (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) will be exempt from U.S. federal withholding tax. Interest related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) earned by the Trust that would not be subject to U.S. tax if earned by a foreign person directly. Further, certain dividends designated by the Trust as "short-term capital gain dividends" that are paid to certain foreign investors (generally those not present in the United States for 183 days or more) will be exempt from U.S. federal withholding tax. In general, short-term capital gain dividends are those that are derived from the excess of the Trust's short-term capital gains over its net long-term capital losses. These provisions generally apply, with certain exceptions, to taxable years beginning on or before December 31, 2007. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences to them as related to these provisions.

         The Trust is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Trust's common shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE TRUST AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE TRUST CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED

BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

                                 UNDERWRITING

                               are acting as the representatives of the
underwriters named below. Subject to the terms and conditions stated in the underwriting agreement, dated the date of this prospectus, each underwriter named below has agreed to purchase, and the Trust has agreed to sell to that underwriter, the number of common shares set forth opposite the underwriter's name.


                                                                    Number of
Underwriter                                                           Shares
-----------                                                           ------

                                                                    Number of
Underwriter                                                           Shares
-----------                                                           ------



        Total.....................................................

         The underwriting agreement provides that the obligations of the underwriters to purchase the common shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the common shares (other than those covered by the over-allotment option described below) shown in the table above if any of the common shares are purchased.

         The underwriters propose to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to dealers at the public offering price less a concession not to exceed $ per share. The sales load the Trust will pay
of $   per share is equal to   % of the initial offering price. The underwriters
may allow, and dealers may reallow, a concession not to exceed $   per share on
sales to other dealers. If all of the common shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any common shares purchased on or
before      , 2006.

         The following table shows the sales load that the Trust will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase additional common shares.

                                                        Paid By Fund
                                                        ------------
                                                 No Exercise   Full Exercise
                                                 -----------   -------------
Per share..................................     $              $
Total......................................     $              $


                          CUSTODIAN AND TRANSFER AGENT

         The custodian of the assets of the Trust will be State Street Bank and Trust Company. The Custodian will perform custodial, fund accounting and portfolio accounting services. Computershare Trust Company, N.A. will serve as the Trust's Transfer Agent with respect to the common shares.

                                 LEGAL OPINIONS

         Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the underwriters by .

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION




                                                                                                               Page
                                                                                                               ----

USE OF PROCEEDS.................................................................................................B-1

INVESTMENT OBJECTIVE AND POLICIES...............................................................................B-1

INVESTMENT POLICIES AND TECHNIQUES..............................................................................B-3

OTHER INVESTMENT POLICIES AND TECHNIQUES........................................................................B-9

MANAGEMENT OF THE TRUST........................................................................................B-11

PORTFOLIO TRANSACTIONS AND BROKERAGE...........................................................................B-18

DESCRIPTION OF SHARES..........................................................................................B-19

REPURCHASE OF COMMON SHARES....................................................................................B-20

TAX MATTERS....................................................................................................B-21

EXPERTS........................................................................................................B-25

ADDITIONAL INFORMATION.........................................................................................B-26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.........................................................F-1

FINANCIAL STATEMENTS............................................................................................F-2

APPENDIX A  RATINGS OF INVESTMENTS..............................................................................A-1

APPENDIX B  GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS.........................................B-1

APPENDIX C  PROXY VOTING POLICY.................................................................................C-1


==============================================================================


                     BlackRock Preferred and Equity Trust
                                 Common Shares

                       --------------------------------

                                  PROSPECTUS
                                       , 2006

                       --------------------------------




===============================================================================

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                             Subject to Completion
    Preliminary Statement of Additional Information dated October 31, 2006

                     BLACKROCK PREFERRED AND EQUITY TRUST
                      STATEMENT OF ADDITIONAL INFORMATION

         BlackRock Preferred and Equity Trust (the "Trust") is a newly organized, non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated , 2006. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 882-0052. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http: //www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.


           This Statement of Additional Information is dated , 2006.


                               TABLE OF CONTENTS


                                                                                                                Page

USE OF PROCEEDS.................................................................................................B-1

INVESTMENT OBJECTIVE AND POLICIES...............................................................................B-1

INVESTMENT POLICIES AND TECHNIQUES..............................................................................B-3

OTHER INVESTMENT POLICIES AND TECHNIQUES........................................................................B-9

MANAGEMENT OF THE TRUST........................................................................................B-11

PORTFOLIO TRANSACTIONS AND BROKERAGE...........................................................................B-18

DESCRIPTION OF SHARES..........................................................................................B-19

REPURCHASE OF COMMON SHARES....................................................................................B-20

TAX MATTERS....................................................................................................B-21

EXPERTS........................................................................................................B-25

ADDITIONAL INFORMATION.........................................................................................B-26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.........................................................F-1

FINANCIAL STATEMENTS............................................................................................F-2

APPENDIX A  RATINGS OF INVESTMENTS..............................................................................A-1

APPENDIX B  GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS.........................................B-1

APPENDIX C  PROXY VOTING POLICY.................................................................................C-1


                              B USE OF PROCEEDS

         Pending investment in securities that meet the Trust's investment objective and policies, the net proceeds of this offering will be invested in short-term debt securities of the type described under "Investment Policies and Techniques--Short-Term Debt Securities." We currently anticipate that the Trust will be able to invest primarily in securities that meet the Trust's investment objective and policies within approximately three months after the completion of this offering.

                       INVESTMENT OBJECTIVE AND POLICIES

         The Trust's investment objective is to seek current income, current gains and capital appreciation. There can be no assurance that the Trust will achieve its investment objective or be able to structure its investments as anticipated. The Trust is not intended as, and you should not construe it to be, a complete investment program.

Investment Restrictions

         Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and any preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:

                  (1) invest 25% or more of the value of its total assets in securities of issuers in any one industry other than the financial services industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agents or instrumentalities;

                  (2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies;

                  (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt securities or the entry into repurchase agreements;

                  (4) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Trust may be deemed to be an underwriter;

                  (5) purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and real estate operating companies, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust's ownership of such other assets; or

                  (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

         When used with respect to particular shares of the Trust, "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         The Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

                  (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

                  (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of leverage. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares;

                  (3) under normal market conditions, invest less than 80% of its total assets in preferred and equity securities; the Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders.

In addition, to comply with federal income tax requirements for qualification as a regulated investment company, the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested (i) in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and determined to be engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more "qualified publicly traded partnerships" (as defined under Section 851(h) of the Code) and
(b) with regard to at least 50% of the value of the Trust's total assets, no more than 5% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

         The percentage limitations applicable to the Trust's portfolio described in the prospectus and this Statement of Additional Information apply only at the time of investment, and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.

                      INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Trust's investment objective, policies and techniques that are described in the prospectus.

Cash Equivalents and Short-Term Debt Securities

         For temporary defensive purposes or to keep cash on hand, the Trust may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Cash equivalents and short-term debt investments are defined to include, without limitation, the following:

                  (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
         (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                  (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

                  (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. The Advisors monitor the value of the collateral at the time the action is entered into and on a daily basis during the term of the repurchase agreement. The Advisors do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

         (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continually monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

                  (5) Registered money market funds, which are a type of mutual fund that is required by law to invest in low risk securities. Money market funds typically invest in government securities, certificates of deposits, commercial paper of companies, and other highly liquid and low risk securities.

Equity Securities

         While the Trust will primarily invest in preferred and common stocks, it may also invest in other equity securities including convertible securities, warrants and depository receipts.

         Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

         Warrants. Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the right warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         Depository Receipts. The Trust may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.

Non-Investment Grade Securities

         The Trust may invest up to 20% of its Managed Assets in preferred and other income securities rated below investment grade such as those rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Fitch Ratings ("Fitch") or securities comparably rated by other rating agencies or in unrated securities determined by the Advisors to be of comparable quality. Securities rated Ba and below by Moody's and Fitch are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value. The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.
The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on the Advisors' credit analysis than would be the case when the Trust invests in rated securities.

Municipal Bond Risk.

         Although the Trust does not anticipate investing in municipal bonds as a principal part of its investment strategy, the Trust reserves the right to acquire municipal bonds. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

         The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

Securities Lending and Delayed Settlement Transactions

         The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The

Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Strategic Transactions and Risk Management

         Consistent with its investment objectives and policies set forth herein, the Trust may also enter into certain risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The ability of the Trust to manage them successfully will depend on the Advisors' ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Strategic Transactions that the Trust may use are described below. Although the Trust recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Trust may seek to use these strategies in certain circumstances.

         Futures Contracts and Options on Futures Contracts. In connection with its Strategic Transactions and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will engage in such transactions only for bona fide risk management and other portfolio management purposes.

         Forward Foreign Currency Contracts. The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and the Advisors believe that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when the Advisors anticipate that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Trust may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Trust's existing investments are denominated. The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies. The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term strategy is highly uncertain.

         Call Options on Individual Portfolio Securities. In addition to employing the Index Option Strategy, the Trust may purchase call options on any of the types of individual securities or instruments in which it may invest. A purchased call option gives the Trust the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Trust also is authorized to write (i.e., sell) covered call options on the individual securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Trust, in return for a premium, gives another party a right to buy specified securities owned by the Trust at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Trust gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Trust's ability to sell the underlying security will be limited while the option is in effect unless the Trust enters into a closing purchase transaction. A closing purchase transaction cancels out the Trust's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. The Trust also is authorized to write (i.e., sell) uncovered call options on individual securities or instruments in which it may invest but that are not currently held by the Trust. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Trust must deposit and maintain sufficient margin with the broker dealer through which it sold the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Trust will segregate unencumbered liquid securities or cash with a value at least equal to the Trust's exposure (the difference between the unpaid amounts owed by the Trust on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Trust's portfolio. Such segregation will not limit the Trust's exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Trust's income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Trust that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Trust must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Trust will lose the difference.

         Put Options. The Trust is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Trust acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Trust's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Trust's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Trust also may purchase uncovered put options.

         The Trust also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Trust, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Trust will receive a premium for writing a put option, which increases the Trust's return. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligations under its hedging and other investment transactions.

         The Trust is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Trust does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Trust has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and the Trust will retain the premium and will not have to purchase the securities or instruments at the exercise price.

         In connection with such transaction, the Trust will segregate liquid securities or cash with a value at least equal to the Trust's exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Trust's portfolio. Such segregation will not limit the Trust's exposure to loss.

         Interest Rate Transactions. Among the Strategic Transactions in which the Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         The Trust may enter into interest rate swaps, caps and floors on either an asset based or liability based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Strategic Transactions are entered into for good faith risk management purposes, the Advisors and the Trust believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

         Credit Derivatives. The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Advisors are incorrect in their forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Advisors are correct in their forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being purchased. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protects.

         Appendix B contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Advisors; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

                   OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

         Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

         The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Reverse Repurchase Agreements

         The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

         If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

         As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisors, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

         The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis);
(iii) the loan be made subject to termination by the Trust at any time; and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisors, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's board of trustees.

         The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

                            MANAGEMENT OF THE TRUST

Investment Management Agreement

         Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

         The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

         The investment management agreement was approved by the Trust's board of trustees at an "in person" meeting of the board of trustees held on , 2006 including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The agreement provides for the Trust to pay a management fee at an annual rate equal to % of the average weekly value of the Trust's net assets attributable to common shares. In approving the agreement the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Advisors, the profitability to BlackRock Advisors of its relationship with the Trust, economies of scale and comparative fees and expense ratios.

         The investment management agreement was approved by the sole common shareholder of the Trust as of , 2006. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the securities of the Trust at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and
(2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreement

         Pursuant to two separate sub-investment advisory agreements ("the sub investment advisory agreements"), BlackRock Advisors has appointed BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC (the "Sub-Advisors") to perform the day-to-day investment management of the Trust. BlackRock Advisors will pay a separate sub-advisory fee equal to % of the management fee it actually receives to each of BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC, respectively, for sub-advisory services. In addition, with the approval of the board of trustees, including a majority of the independent trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed, at cost, to BlackRock Advisors by the Trust. BlackRock Advisors currently anticipates that it may be reimbursed for employees who provide pricing, secondary market support and compliance services to the Trust, subject to the approval of the board of trustees, including a majority of the independent trustees.

         Each sub-investment advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify such Sub-Advisor, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

         Although each Sub-Advisor intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of each Sub-Advisor are not exclusive and each Sub-Advisor provides similar services to other investment companies and other clients and may engage in other activities.

         The sub-investment advisory agreements were approved by the Trust's board of trustees at an "in person" meeting held on , 2006, including a majority of the Trustees who are not parties to the agreements or interested persons of any such party (as such term is defined in the Investment Company
Act). In approving the sub investment advisory agreements the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC, the profitability to BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC of their respective relationships with the Trust, economies of scale and comparative fees and expense ratios.

         The sub-investment advisory agreements were approved by the sole common shareholder of the Trust as of , 2006. The sub-investment advisory agreements will each continue in effect for a period of two years from their respective effective dates, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreements may be terminated as a whole at any time by the Trust or by BlackRock Advisors without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trusts, or the Sub-Advisors, on 60 days' written notice by any party to the other (which may be waived by the non-terminating party). The sub-investment advisory agreements will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Matters Considered by the Board

         A discussion regarding the basis for the approval of the respective initial and successor investment management and sub-investment advisory agreements by the Board will be available in the Trust's report to shareholders
for the period ending       ,         .

Trustees and Officers

         The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. Below is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below.

         The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.




Interested Trustee
--------------------------------------------------   -------------------------------------------------------------
                                                     Principal Occupation During the Past Five Years and Other
Name and Age               Title                     Affiliations
------------               -----                     --------------------------------------------------------------
Anne F. Ackerley           Sole Initial Trustee,     Managing Director of BlackRock, Inc. since 2000.  Formerly,
Age:  43                   President, Chief          First Vice President and Chief Operating Officer, Mergers and
                           Executive Officer and     Acquisition Group at Merrill Lynch & Co. from 1997 to 2000;
                           Chief Financial Office    First Vice President and Chief Operating Officer, Public
                                                     Finance Group at Merrill Lynch & Co. from 1995 to 1997; First
                                                     Vice President, Emerging Markets Fixed Income Research at
                                                     Merrill Lynch & Co. prior thereto.

Share Ownership
                                                                                Aggregate Dollar Range of Equity
                                                        Dollar Range of      Securities Overseen by Trustees in the
                                                     Equity Securities in        Family of Registered Investment
                  Name of Trustee                        the Trust (1)                    Companies (1)
   ------------------------------------------        ---------------------   ---------------------------------------
Interested Trustee..............................                              $___________________
Independent Trustee.............................                              $___________________

----------------------
(1)  As of      , 2006, the trustees do not own shares in the Trust as the Trust has no operating history.



Compensation of Trustees

         The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth before the Trust's calendar
year ending         , 2006, assuming the Trust will have been in existence for the full calendar year.



                                                                                       Total Compensation from the
                                                      Estimated Compensation from    Trust and Fund Complex Paid to
                Name of Board Member                           the Trust                    Board Members(1)

                                                      $                             $        (3)(4)(5)
                                                      $            (2)              $        (4)(5)
                                                      $            (2)              $        (4)(5)
                                                      $            (2)              $        (4)(5)
                                                      $            (2)              $        (4)
                                                      $            (2)              $        (4)
                                                      $            (2)              $        (4)
                                                      $            (2)              $        (4)

--------------------------
(1)  Estimates the total compensation to be earned by that person during the calendar year ending December 31, 2006 from the closed-end funds advised by the Advisor (the "Fund Complex").


(2)  Of these amounts it is anticipated that trustees           ,           ,
           ,        ,              ,           ,        , and may defer
     $          , $          , $          , $          , $          , $       ,
     $           and $          , respectively, pursuant to the Fund Complex's
     deferred compensation plan in the calendar year ended         , 2006.

(3) serves as "lead director" and Governance Committee Chairman for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, will be compensated in the amount of $ per annum by the Fund Complex.

(4)  Of this amount, trustees        ,           ,           ,           ,
                ,         ,            and                 are expected to defer
     $          , $          , $          , $          , $          , $        ,
     $           and $          , respectively, pursuant to the Fund Complex's
     deferred compensation plan.

(5) Includes compensation for service on the Audit Committee. receives $ per annum for his service as Chairman of the Audit Committee and all other trustees on the Audit Committee receive $ base per annum for their service on the Audit Committee.

         The Trust shall pay a pro rata portion (based on relative net assets) of the following trustee fees paid by the Fund Complex: (i) $ per annum for each Independent Trustee as a retainer and (ii) $ per day for each Independent Trustee for each special meeting of each board in the Fund Complex (i.e., any meeting, whether telephonic or in person, other than one of the six regularly scheduled meetings of each board per year) attended. Each Independent Trustee shall also be entitled to reimbursement for all of his or her out-of- pocket expenses in attending each meeting of the board of trustees of the Trust and any committee thereof. will receive an additional $ per annum from the Fund Complex for acting as the lead trustee for each board of trustees/ directors in the Fund Complex plus an additional $ per annum for his service as chairman of the Audit Committee. Messrs. , and will receive an additional $ per annum from the Fund Complex for their service on the Audit Committee of the Fund Complex. This additional compensation to Messrs. ,
               , and will be allocated among the funds/trusts in the Fund Complex based on their relative net assets. Certain of the above fees paid to the Independent Trustees will be subject to mandatory deferrals pursuant to the Fund Complex's deferred compensation plan. The Independent Trustees have agreed that at least $ of their $ retainer will be mandatorily deferred pursuant to the Fund Complex's deferred compensation plan. Also, members of the Audit Committee of the Fund Complex will be required to defer $ of the per annum fee they will receive for their services on the Audit Committee pursuant to the Fund Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain other funds/trusts in the Fund Complex selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such other funds/trusts. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund/trust. A fund/trust may, however, elect to invest in common shares of those funds/trusts selected by the Independent Trustee in order to match its deferred compensation obligations.

         The board of trustees of the Trust currently has five committees: an Executive Committee, an Audit Committee, a Governance Committee, a Compliance Committee and a Portfolio Review Committee.

         The Executive Committee consists of Messrs. and and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and the By-Laws of the Trust. The Executive Committee, subject to the Trust's Amended and Restated Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the board.

         The Audit Committee consists of Messrs. , , and . The Audit Committee acts according to the Audit Committee charter. has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liaison between the board of trustees and the Trust's independent accountants. The board of trustees of the Trust has determined that the Trust has three audit committee financial experts serving on its Audit Committee, Messrs. , and
               , all of whom are independent for the purpose of the definition of audit committee financial expert as applicable to the Trust.

         The Governance Committee consists of all of the Independent Trustees. The Governance Committee acts in accordance with the Governance Committee charter. has been appointed as Chairman of the Governance Committee. The Governance Committee performs those functions enumerated in the Governance Committee charter including, but not limited to, making nominations for the appointment or election of Independent Trustees including shareholder nominees, reviewing Independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the Independent Trustees.

         The Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Governance Committee, a shareholder must submit the recommendation in writing and must include:

         o The name of the shareholder and evidence of the person's ownership of shares of the Trust, including the number of shares owned and the length of time of ownership; and

         o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a trustee of the Trust and the person's consent to be named as a trustee if selected by the Governance Committee and nominated by the Board.

         The shareholder recommendation and information described above must be sent to the Corporate Secretary, c/o BlackRock, P.O. Box 4546, New York, New York 10163.

         The Compliance Committee consists of Messrs.                ,
           ,                ,                ,                , and            .
The Compliance Committee acts according to the Compliance Committee charter has been appointed as Chairman of the Compliance Committee. The Compliance Committee performs those functions enumerated in the Compliance Committee charter, including, but not limited to, supporting the Independent Trustees in acting independently of BlackRock Advisors in pursuing the best interests of the Trust and its shareholders, receiving information on and, where appropriate, recommending policies concerning the Trust's compliance with applicable law, and receiving reports from and making certain recommendations in respect of the Trust's Chief Compliance Officer.

         The   Portfolio Review Committee consists of Messrs.             ,
               ,                     ,                 ,                   ,
and           . The Portfolio Review Committee acts in accordance with the
Portfolio Review Committee charter.                        has been appointed
as an Ex Officio member of the Portfolio Review Committee. The Portfolio Review Committee performs those functions enumerated in the Portfolio Review Committee charter, including, but not limited to, supporting the Independent Trustees in acting independently of BlackRock in pursuing the best interests of the Trust and its shareholders, developing an understanding of and reviewing the investment objective, policies and practices of the Trust, and reviewing with respect to the Trust: (a) whether the Trust has complied with its investment policies and restrictions as reflected in its prospectus and Statement of Additional Information, (b) appropriate benchmarks and competitive universes, (c) investment performance, (d) unusual or exceptional investment matters, and (e) other matters bearing on the Trust's investment results.

         As the Trust is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the current fiscal year, provided that the Governance Committee has acted by written consent to form the Audit Committee which, in turn, met in connection with the organization of the Trust to select the Trust's independent registered public accounting firm.

         Prior to this offering, all of the outstanding shares of the Trust were owned by an affiliate of BlackRock Advisors.

Proxy Voting Policies

         The board of trustees of the Trust has delegated the voting of proxies for Trust securities to BlackRock pursuant to BlackRock's proxy voting guidelines. Under these guidelines, BlackRock will vote proxies related to

Trust securities in the best interests of the Trust and its shareholders. A copy of BlackRock's proxy voting procedures is attached as Appendix C to this Statement of Additional Information.

Codes of Ethics

         The Trust, the Advisor and the Sub-Advisors have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. These codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Investment Advisor and Sub-Advisors

         BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, BlackRock Financial Management, Inc., located at 40 East 52nd Street, New York, New York 10022, and BlackRock Investment Management, LLC, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 are wholly owned subsidiaries of BlackRock, Inc. BlackRock, Inc. is one of the world's largest publicly traded investment management firms. As of September 30, 2006, the assets under management of BlackRock were $1.075 trillion. The firm manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, a growing number of institutional investors use BlackRock Solutions(R) investment system, risk management and financial advisory services.

         The BlackRock organization has over years of experience managing closed-end products and, as of September 30, 2006, advised a closed-end family of active funds with approximately billion in assets. BlackRock has $ billion in preferred assets, including $ billion across preferred closed-end funds. BlackRock has $ billion in equity assets under management as of September 30, 2006, including $ billion in assets across equity closed-end funds.

BlackRock Portfolio Managers

         As of           , 2006,            managed or was a member of the
management team for the following client accounts:



                                                                                       Number of
                                                                                   Accounts Subject
                                                 Number of   Total Assets in the   to a Performance   Assets Subject to
                Type of Account                   Accounts         Accounts               Fee         a Performance Fee
---------------------------------------        --------------    -------------          --------      --------------------
Registered Investment Companies ............
Pooled Investment Vehicles Other
   Than Registered Investment Companies.....
Other Accounts..............................




BlackRock Compliance

         BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Trust, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Trust. In addition,

BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Trust. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Trust. In this connection, it should be noted that Messrs. currently manage certain accounts that are subject to performance fees and each portfolio manager may in the future manage other such accounts.

         As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

BlackRock Portfolio Manager Compensation

         BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

         Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

         Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

                  Long-Term Retention and Incentive Plan (LTIP)--The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in
         part in BlackRock, Inc.           has received awards under the LTIP.
         common stock.

                  Deferred Compensation Program--A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Messrs. , is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

                  Options and Restricted Stock Awards--While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.
                           participates in BlackRock's restricted stock program.

         Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Trust, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Trust or other accounts are measured. A group of BlackRock, Inc.'s officers determines which benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. In the case of the Trust, it is anticipated that such benchmarks would include the S&P 500 Index, the 10-year U.S. Treasury note, certain customized indices and the Trust's Lipper Peer Group. The group then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

Securities Ownership of Portfolio Managers

         The Trust is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owns any securities issued by the Trust.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Trust will generally purchase securities on a stock exchange effected through brokers who charge a commission for their services. The Trust may also invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

         Payments of commissions to brokers who are affiliated persons of the Trust (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the Investment Company Act. Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

         The Advisor and Sub-Advisors may, consistent with the interests of the Trust, select brokers on the basis of the research, statistical and pricing services they provide to the Trust and the Advisor's or Sub-Advisors' other clients. Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Advisor's or Sub-Advisors', investment decision making process in order for such research, statistical and/or pricing services to be considered by the Advisor or Sub-Advisors in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by
Section 28(e) of the Securities Exchange Act of 1934, as amended. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor and Sub-Advisors under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor or Sub-Advisors determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor or Sub-Advisors and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. The advisory fees that the Trust pays to the Advisor will not be reduced as a consequence of the Advisor's or Sub-Advisors' receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Advisor or Sub-Advisors in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisor and Sub-Advisors in carrying out their obligations to the Trust. While such services are not expected to reduce the expenses of the Advisor or Sub-Advisors, the Advisor would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

         One or more of the other investment companies or accounts that the Advisor and/or the Sub-Advisors manage may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by the Advisor and/or the Sub-Advisors in their discretion in accordance with the accounts' various investment objectives. Such allocations are based upon the written procedures of the Advisor and/or Sub-Advisors, which have been reviewed and approved by the board of trustees. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisors organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

         The Advisor and its affiliates manage investments for clients from offices located around the world. As a result, purchases and sales of securities may be executed through different trading debts or on different exchanges or markets through out the day, resulting in transactions in the same security being effected at different prices over a 24 hour period.

         It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Trust may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

                             DESCRIPTION OF SHARES

Common Shares

         The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Preferred Shares

         Although the terms of any Preferred Share issued by the Trust, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the board of trustees (subject to applicable law and the Trust's Amended and Restated Agreement and Declaration of Trust) when it authorizes a Preferred Shares offering, the Trust currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of any such Preferred Shares will likely be as stated in the prospectus.

         If the board of trustees determines to proceed with an offering of Preferred Shares, the terms of the Preferred Shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

         The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

Other Shares

         The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

                          REPURCHASE OF COMMON SHARES

         The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open-market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open-market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange or (b) impair the Trust's status as a regulated investment company under the Code (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

         The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Trust of its common shares will reduce net assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

         Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

                                  TAX MATTERS

         The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. This discussion assumes that the shareholders hold their Trust common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their tax advisers to determine the tax consequences to them of investing in the Trust.

Taxation of the Trust

         The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its net investment income and net realized capital gains.

         In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and
(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Trust's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust's total assets is invested in the securities of (I) any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

         As a regulated investment company, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). For purposes of satisfying the 90% distribution requirement, a distribution will not qualify if it is a "preferential" dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class except to the extent that such preference exists by reason of the issuance of such shares). The Trust intends to distribute at least annually substantially all of such income.

         The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to a tax of 35% of such amount. If the Trust retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains,
(i) will be required to include in income for U.S. federal income tax purposes its share of such undistributed long-term capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against their U.S. federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its common shares for the Trust by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Trust level. To avoid the excise tax, the Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust's fiscal year), and (iii) certain undistributed amounts from previous years on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         Dividends and distributions will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Trust during January of the following year. Any such dividend or distribution paid during January of the following year will be deemed to be received by the Trust's shareholders on December 31 of the year the dividend or distribution was declared, rather than when the dividend or distribution is actually received.

         If the Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Trust's shareholders would not be deductible by the Trust in computing its taxable income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Trust would be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Trust to the IRS. In addition, if the Trust failed to qualify as a regulated investment company for a period greater than two taxable years, then the Trust would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Trust had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

         If the Trust utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Limits on the Trust's payment of dividends may prevent the Trust from distributing at least 90% of its net income and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company and/or may subject the Trust to the nondeductible 4% federal excise tax. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.

         Gain or loss on the sales of securities by the Trust will generally be long-term capital gain or loss if the securities have been held by the Trust for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

         Certain of the Trust's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the Dividends Received Deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Trust will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

         Because the Trust may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Trust will not be eligible to elect to "pass-through" to shareholders of the Trust the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

         Distributions paid by the Trust from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends"), are generally taxable to you as ordinary income to the extent of the Trust's earnings and profits. Such distributions (if designated by the Trust) may, however, qualify (provided holding periods and other requirements are met) (i) for the Dividends Received Deduction in the case of corporate shareholders to the extent that the Trust's income consists of dividend income from United States corporations, and (ii) for taxable years through December 31, 2010, as "qualified dividend income" eligible for the reduced maximum U.S. federal tax rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company," as defined in the Code. If the Trust lends portfolio securities, the amount received by the Trust that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. In general, distributions from trust preferred securities will not be eligible for a Dividends Received Deduction nor constitute qualified dividend income while distributions from traditional preferred securities may be eligible for the Dividends Received Deduction and constitute qualified dividend income. There can be no assurance as to what portion of the Trust's distributions will qualify for the Dividends Received Deduction or constitute qualified dividend income.

         A dividend (whether paid in cash or reinvested in additional Trust shares) will not be treated as qualified dividend income (whether received by the Trust or paid by the Trust to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

         Distributions made from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains if they have been properly designated by the

Trust, regardless of the length of time the shareholder has owned common shares of the Trust. The maximum U.S. federal tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2011. Unrecaptured Section 1250 gain distributions, if any, will be subject to a 25% tax. For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

         If, for any calendar year, the Trust's total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the common shares. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in the common shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of his or her tax basis in the common shares will be taxable to the shareholder as capital gain (assuming the common shares are held as a capital asset).

         Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

         The sale or other disposition of common shares of the Trust (except in the case of a redemption where a shareholder's percentage stock interest is not meaningfully reduced) will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss, if the shares have been held for more than one year. Any loss upon the sale or exchange of Trust common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder. Any loss a shareholder realizes on a sale or exchange of common shares of the Trust will be disallowed if the shareholder acquires other common shares of the Trust (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder's sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

         Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

         An investor should be aware that if Trust common shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Trust common shares, in effect resulting in a taxable return of some of the purchase price.

         Certain types of income received by the Trust from real estate investment trusts ("REITs"), real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Trust to designate some or all of its distributions as "excess inclusion income." To Trust shareholders such excess inclusion income may (i) constitute taxable income, as "unrelated business taxable income" ("UBTI") for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) not be offset against net operating losses for tax purposes, (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries and (iv) cause the Trust to be subject to tax if certain "disqualified organizations," as defined by the Code (such as certain governments or governmental agencies and charitable remainder trusts), are Trust shareholders.

         Any loss realized by a shareholder on the sale of Trust common shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such common shares.

         Dividends are taxable to shareholders even though they are reinvested in additional shares of the Trust.

         Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local and foreign tax consequences to them of investing in the Trust.

         A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in the Trust's common shares.

         In general, U.S. federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain, exempt-interest dividends, or upon the sale or other disposition of common shares of the Trust.

         For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Trust's "qualified net interest income" (generally, the Trust's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Trust is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Trust's "qualified short-term capital gains" (generally, the excess of the Trust's net short-term capital gain over the Trust's long-term capital loss for such taxable year). Depending on its circumstances, however, the Trust may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Trust designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Trust's distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

Backup Withholding

         The Trust is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Trust's common shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


         The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

                                    EXPERTS

         The statement of net assets of the Trust as of     , 2006 and related
statement of operations and statement of changes in net assets for the period
from     , 2006 (date of inception) to     , 2006
appearing in this Statement of Additional Information has been audited by
         , independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and
auditing.                   , located at           , provides accounting and
auditing services to the Trust.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of BlackRock Preferred and Equity Trust,

         We have audited the accompanying statement of assets and liabilities of BlackRock Preferred and Equity Trust (the "Trust") as of , 2006 and the related statements of operations and changes in net assets for the period from , 2006 (date of inception) to , 2006. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to the above present fairly, in all material respects, the financial position of BlackRock Preferred and Equity Trust as of , 2006, and the results of its operations and the changes in its net assets for the period from , 2006 (date of inception) to , 2006, in conformity with accounting principles generally accepted in the United States of America.



               , 2006

                              FINANCIAL STATEMENTS

                   BLACKROCK PREFERRED AND EQUITY TRUST ( )


                      STATEMENT OF ASSETS AND LIABILITIES

                   BLACKROCK PREFERRED AND EQUITY TRUST ( )


                            STATEMENT OF OPERATIONS


         For the period          , 2006 (date of inception) to         , 2006

                    BLACKROCK PREFERRED AND EQUITY TRUST ( )


                       STATEMENT OF CHANGES IN NET ASSETS

         For the period          , 2006 (date of inception) to         , 2006

                          NOTES TO FINANCIAL STATEMENTS

                                 A APPENDIX A

                            RATINGS OF INVESTMENTS


         Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

         Issue credit ratings are based, in varying degrees, on the following considerations:

         o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         o    Nature of and provisions of the obligation; and

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

"AAA" An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC,"      Obligations rated "BB", "B", "CCC", "CC", and "C" are
    "CC," and "C"      regarded as having significant speculative
                       characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D" An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS  (+) OR           The ratings from "AA" to "CCC" may be
MINUS (-)              modified by the addition of a plus (+) or minus (-) sign
                       to show relative standing within the major rating categories.

"N.R." This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

"A-1" A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-2" A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-3" A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"C" A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

"D"                    A short-term obligation rated "D" is in payment default.
                       The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

"i" This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The "i" subscript indicates that the rating addresses the interest portion of the obligation only. The "i" subscript will always be used in conjunction with the "p" subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

"L" Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.

"P" This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" subscript indicates that the rating addresses the principal portion of the obligation only. The "p" subscript will always be used in conjunction with the "i" subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

"pi" Ratings with a "pi" subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. Ratings with a "pi" subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

"pr" The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

"preliminary"         Preliminary ratings are assigned to issues, including
                       financial programs, in the following circumstances.

                       Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

                       Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

"t" This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)
"*" This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

"C" This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

"q" A "q" subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

"r" The "r" modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an "r" modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the "r" modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

MUNICIPAL ISSUER CREDIT RATING DEFINITIONS

         A Standard & Poor's issuer credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligations. This opinion focuses on the obligor's capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation. In addition, it does not take into account the creditworthiness of the guarantors, insurers, or other forms of credit enhancement on the obligation. The issuer credit rating is not a recommendation to purchase, sell or hold a financial obligation issued by an obligor, as it does not comment on market price or suitability for a particular investor.

         Issuer credit ratings are based on current information furnished by obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any issuer credit rating and may, on occasion, rely on unaudited financial information. Issuer credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issuer credit ratings can be either long-term or short term. Short-term issuer credit ratings reflect the obligor's creditworthiness over a short-term time horizon.

Long-Term Issue Credit Ratings

         Issue credit ratings are based in varying degrees, on the following considerations:

         o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         o    Nature of and provisions of the obligation; and

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

"AAA" An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC,"      Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are
"CC," and "C"          regarded as having significant speculative
                       characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" An obligation rated 'CC' is currently highly vulnerable to nonpayment.

"C" The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

"D" An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)  The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

 "N.R."                An issue designated N.R. is not rated.


Short-Term Issue Credit Ratings

Notes


         A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:


         Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and


         Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.


Note rating symbols are as follows:

"SP-1" Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

"SP-2" Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3"                 Speculative capacity to pay principal and interest.

         Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:


LONG TERM OBLIGATION RATINGS

         Moody's long-term obligation ratings are opinions of the relative credit risk of a fixed income obligation with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-Term Rating Definitions:

"AAA" Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

"AA" Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

"A" Obligations rated A are considered upper medium grade and are subject to low credit risk.

"BAA" Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

"BA" Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

"B" Obligations rated B are considered speculative and are subject to high credit risk. "CAA" Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

"CA" Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

         Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


MEDIUM TERM NOTE RATINGS

         Moody's assigns long-term ratings to individual debt securities issued from medium term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics of listed below:

         o Notes containing features that link interest or principal to the credit performance of any third party or parties

         o    Notes allowing for negative coupons, or negative principal

         o Notes containing any provision that could obligate the investor to make any additional payments

         o    Notes containing provisions that subordinate the claim.

         For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

         Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.


SHORT TERM RATING DEFINITIONS:

         Moody's short term ratings are opinions of the ability of issuers to honor short term financial obligations. Ratings may be assigned to issuers, short term programs or to individual short term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

         Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

"P-1" Issuers (or supporting institutions) rated Prime 1 have a superior ability to repay short term debt obligations.

"P-2" Issuers (or supporting institutions) rated Prime 2 have a strong ability to repay short term debt obligations.

"P-3" Issuers (or supporting institutions) rated Prime 3 have an acceptable ability to repay short term obligations.

"NP" Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

         Note: Canadian issuers rated P 1 or P 2 have their short term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

US MUNICIPAL AND TAX EXEMPT RATINGS

         Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

         Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

Municipal Long-Term Rating Definitions:

"AAA" Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax exempt issuers or issues.

"AA" Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax exempt issuers or issues.

"A" Issuers or issues rated A present above average creditworthiness relative to other US municipal or tax exempt issuers or issues.

"BAA" Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax exempt issuers or issues.

"BA" Issuers or issues rated Ba demonstrate below average creditworthiness relative to other US municipal or tax exempt issuers or issues.

"B" Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax exempt issuers or issues.

"CAA" Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax exempt issuers or issues.

"CA" Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax exempt issuers or issues.

"C" Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax exempt issuers or issues.

         Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

US Municipal Short Term Debt And Demand Obligation Ratings

Municipal Short Term Rating Definitions:

         There are three rating categories for short term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3. In addition, those short term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

"MIG 1"                This designation denotes superior credit quality.
                       Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.

"MIG 2"                This designation denotes strong credit quality.
                       Margins of protection are ample, although not as large as in the preceding group.

"MIG 3"                This designation denotes acceptable credit quality.
                       Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

"SG" This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Rating Definitions:

         In the case of variable rate demand obligations (VRDOs), a two component rating is assigned; a long or short term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

         When either the long or short term aspect of a VRDO is not rated, that piece is designated NR, e.g. Aaa/NR or NR/VMIG 1.


         VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG 1"               This designation denotes superior credit quality.
                       Excellent protection is afforded by the superior short term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG 2" This designation denotes strong credit quality. Good protection is afforded by the strong short term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG 3"               This designation denotes acceptable credit quality.
                       Adequate protection is afforded by the satisfactory short term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" This designation denotes speculative grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

         Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL LONG-TERM CREDIT RATINGS

         International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

         The following rating scale applies to foreign currency and local currency ratings:

Investment Grade
"AAA" Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" Good credit quality. "BBB" ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade
"BB" Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" Highly speculative. For issuers and performing obligations, "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of "R1" (outstanding).

"CCC" For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of "R2" (superior), or "R3"
                       (good) or "R4" (average).

"CC" For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of "R4" (average) or "R5" (below average).

"C" For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of "R6" (poor).

"RD" Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

"D" Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

                       - failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

                       -   the bankruptcy filings, administration,
                           receivership, liquidation or other winding-up or cessation of business of an obligor; or

                       - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

         Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.


         Issuers will be rated "D" upon a default. Defaulted and distressed obligations typically are rated along the continuum of "C" to "B" ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the "B" or "CCC-C" categories.

         Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Notes to International Long-Term and Short-Term ratings:

         The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1". (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)


         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

         Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

         Variable rate demand obligations and other securities which contain a short-term "put" or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

         Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

         Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

         Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

 "PIF" Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

 "NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

 "Withdrawn ":         A rating is withdrawn when Fitch Ratings deems the
                       amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch
                       Ratings deems sufficient.

NATIONAL LONG-TERM CREDIT RATINGS

         National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

         A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

"AAA(xxx)"             "AAA" national ratings denote the highest rating assigned
                       in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

"AA(xxx)"              "AA" national ratings denote a very strong credit risk
                       relative to other issuers or issues in the same country.
                       The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

"A(xxx)" "A" national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

"BBB(xxx)"             "BBB" national ratings denote an adequate credit risk
                       relative to other issuers or issues in the same country.
                       However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

"BB(xxx)"              "BB" national ratings denote a fairly weak credit risk
                       relative to other issuers or issues in the same country.
                       Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

"B(xxx)" "B" national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

"CCC(xxx),"            These categories of national ratings denote an
"CC(xxx),"             extremely weak credit risk relative to other issuers or
"C(xxx)"               issues in the same country. Capacity for meeting
                       financial commitments is solely reliant upon sustained, favorable business or economic developments.







"DDD(xxx),"            These categories of national ratings are assigned to
"DD(xxx),"             entities or financial commitments which are currently
"D(xxx)"               in default.


INTERNATIONAL SHORT-TERM CREDIT RATINGS

         The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

"F1" Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

"B" Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

"C"                    High default risk. Default is a real possibility.
                       Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

"RD" Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

"D" Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

         The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1". (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

         Rating Watch:? Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         Rating Outlook: ?An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

         Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

         Variable rate demand obligations and other securities which contain a short-term "put" or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

         Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

         Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return


         Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

 "PIF" Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

 "NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

 "Withdrawn ":         A rating is withdrawn when Fitch Ratings deems the
                       amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch
                       Ratings deems sufficient.

NATIONAL SHORT-TERM CREDIT RATINGS

         National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.


         A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

"F1(xxx)"              Indicates the strongest capacity for timely payment of
                       financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

"F2(xxx)"              Indicates a satisfactory capacity for timely payment of
                       financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

"F3(xxx)"              Indicates an adequate capacity for timely payment of
                       financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

"B(xxx)" Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

"C(xxx)" Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

"D(xxx)"               Indicates actual or imminent payment default.

Note to National Short-Term ratings:

         In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

                                  APPENDIX B

                       GENERAL CHARACTERISTICS AND RISKS
                           OF STRATEGIC TRANSACTIONS

         In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.

Put and Call Options on Securities and Indices

         The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on securities indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial offset, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

         The Trust's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

         Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

         Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

         Limitations on Use of Futures and Options on Futures. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Trust currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Trust's board of trustees at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

         Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments.

         Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

         Strategic Transactions Present Certain Risks. With respect to Strategic Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for Strategic Transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.


         Regulatory Considerations. The Trust has claimed an exclusion from the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

                                 C APPENDIX C

                              PROXY VOTING POLICY

                                      For

                            BlackRock Advisors, LLC
             and Its Affiliated SEC Registered Investment Advisers


Proxy Voting Policies and Procedures

          These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances. Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

         When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests, whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA"). When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

         Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

         In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients. The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

I.       Scope of Committee Responsibilities


         The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.

         The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

         The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).

         While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

         The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2. All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.


         The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

         To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

II.      Special Circumstances

         Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

         Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

         Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

         As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

         Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.


         Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client"). In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

        [ ] The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and


        [ ] if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

III.     Voting Guidelines

         The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

         A.       Boards of Directors

         These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

         The Committee's general policy is to vote:

         #        VOTE and DESCRIPTION

         A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who

         - have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business


         -        voted to implement or renew a "dead-hand" poison pill


         - ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

         - failed to act on takeover offers where the majority of the shareholders have tendered their shares

         - are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

         - on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

         -        sit on more than six boards of public companies

         A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

         A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

         A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

         A.5      AGAINST proposals supporting cumulative voting

         A.6      FOR proposals eliminating cumulative voting

         A.7      FOR proposals supporting confidential voting

         A.8      FOR proposals seeking election of supervisory board members

         A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

         A.10     AGAINST shareholder proposals for term limits for directors

         A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

         A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

         A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

         A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

         A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

         A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

         A.17     FOR proposals to elect account inspectors

         A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

         A.19 FOR proposals permitting shareholder ability to nominate directors directly

         A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

         A.21 FOR proposals permitting shareholder ability to remove directors directly


         A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

                  B.       Auditors

         These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

                  The Committee's general policy is to vote:

         B.1      FOR approval of independent auditors, except for

         - auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

         - auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation

         - on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company

         B.2 FOR proposals seeking authorization to fix the remuneration of auditors

         B.3      FOR approving internal statutory auditors

         B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

                  C.       Compensation and Benefits

         These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

                  The Committee's general policy is to vote:

         C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

         C.2 FOR proposals to eliminate retirement benefits for outside directors

         C.3 AGAINST proposals to establish retirement benefits for outside directors

         C.4 FOR proposals approving the remuneration of directors or of supervisory board members

         C.5      AGAINST proposals to reprice stock options

         C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.


         C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

         C.8 AGAINST proposals seeking to pay outside directors only in stock

         C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

         C.10 AGAINST proposals to ban all future stock or stock option grants to executives

         C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy

         C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

         D.       Capital Structure

         These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

                  The Committee's general policy is to vote:

         D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital

         D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

         D.3      FOR management proposals approving share repurchase programs

         D.4      FOR management proposals to split a company's stock

         D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

         D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

         E.       Corporate Charter and By-Laws

         These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

                  The Committee's general policy is to vote:

         E.1      AGAINST proposals seeking to adopt a poison pill

         E.2      FOR proposals seeking to redeem a poison pill

         E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

         E.4      FOR management proposals to change the company's name

         F.       Corporate Meetings

         These are routine proposals relating to various requests regarding the formalities of corporate meetings.

                  The Committee's general policy is to vote:

         F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

         F.2 FOR proposals designating two shareholders to keep minutes of the meeting

         F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

         F.4 FOR proposals approving the discharge of management and the supervisory board

         F.5 FOR proposals approving the allocation of income and the dividend

         F.6 FOR proposals seeking authorization to file required documents/other formalities

         F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

         F.8      FOR proposals appointing inspectors of elections

         F.9      FOR proposals electing a chair of the meeting

         F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet

         F.11 AGAINST proposals to require rotating sites for shareholder meetings

         G.       Investment Companies

         These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

         The Committee's general policy is to vote:

         G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who

         - have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

         - ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

         - are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

         - on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

         G.2      FOR the establishment of new series or classes of shares

         G.3 AGAINST proposals to change a fund's investment objective to nonfundamental

         G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

         G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement

         G.6      FOR classified boards of closed-end investment companies

         H.       Environmental and Social Issues

         These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

         The Committee's general policy is to vote:

         H.1 AGAINST proposals seeking to have companies adopt international codes of conduct

         H.2 AGAINST proposals seeking to have companies provide non-required reports on:

         -        environmental liabilities;

         -        bank lending policies;

         -        corporate political contributions or activities;

         - alcohol advertising and efforts to discourage drinking by minors;

         -        costs and risk of doing business in any individual country;

         -        involvement in nuclear defense systems

         H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

         H.4 AGAINST proposals seeking implementation of the CERES principles

         Notice to Clients

         BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request. BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

         BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

         These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

                                     PART C

                                OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)      Financial Statements

Part A--None.

Part B--Statement of Assets and Liabilities.

(2)      Exhibits

         (a)(1) Agreement and Declaration of Trust.(1)
         (b)(1) By-Laws.(1)
         (c) Inapplicable.
         (d) Form of Specimen Certificate.(2)
         (e) Form of Dividend Reinvestment Plan.(2)
         (f) Inapplicable.
         (g)(1) Form of Investment Management Agreement.(2)
         (g)(2) Form of Sub-Investment Advisory Agreements.(2)
         (h) Form of Underwriting Agreement.(2)
         (i) Form of the BlackRock Closed-End Trusts Amended and Restated Deferred Compensation Plan.(2)
         (j)(1) Form of Custody Agreement.(2)
         (j)(2) Form of Foreign Custody Manager Agreement.(2)
         (k)(1) Form of Stock Transfer Agency Agreement.(2)
         (k)(2) Form of Fund Accounting Agreement.(2)
         (l) Opinion and Consent of Counsel to the Trust.(2)
         (m) Inapplicable.
         (n) Independent Registered Public Accounting Firm Consent.(2)
         (o) Inapplicable.
         (p) Subscription Agreement.(2)
         (q) Inapplicable.
         (r)(1) Code of Ethics of Trust.(2)
         (r)(2) Code of Ethics of the Advisor and Sub-Advisors (2)
         (s) Power of Attorney.(2)
----------------------------------------
(1) Filed herewith.
(2) To be filed by amendment.

Item 26. Marketing Arrangements

         Reference is made to the Form of Underwriting Agreement for the Registrant's common shares to be filed by amendment to this registration statement.

Item 27. Other Expenses of Issuance and Distribution


         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees
NYSE listing fee
Printing (other than certificates)
Engraving and printing certificates
Accounting fees and expenses related to the offering
Legal fees and expenses related to the offering
NASD fee
Miscellaneous (i.e. travel) related to the offering
Total

Item 28. Persons Controlled by or under Common Control with the Registrant

         None.

Item 29. Number of Holders of Shares

         As of October 30, 2006.

              Title of Class                      Number of Record holders
        ------------------------------        --------------------------------
              Common Shares                                  0

Item 30. Indemnification

         Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

         5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

         5.2 Mandatory Indemnification (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of
(i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as

"disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

         (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

         (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.

         (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

         5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

         5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.

         5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article 6 of the purchase agreement attached as Exhibit (h), which is incorporated herein by reference.

Item 31.  Business and Other Connections of Investment Advisor

         Not Applicable

Item 32. Location of Accounts and Records

         The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of the Registrant's Sub-Advisors, Custodian and Transfer Agent.

Item 33. Management Services

         Not Applicable

Item 34. Undertakings

         (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         (2) Not applicable

         (3) Not applicable

         (4) Not applicable

         (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

         (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the


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securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of October, 2006.






                                        /s/ Anne F. Ackerley
                                        -------------------------------------
                                        Anne F. Ackerley
                                        Sole Initial Trustee, President,
                                         Chief Executive Officer and
                                         Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 30th day of October, 2006.

NAME                              TITLE
----                              -----


                                  Sole Initial Trustee, President,
                                  Chief Executive Officer and
/s/ Anne F. Ackerley              Principal Financial Officer
-----------------------------
Anne F. Ackerley

                                INDEX TO EXHIBITS

Ex. 99(a)(2)  Agreement and Declaration of Trust.
Ex. 99(b)(2)  By-Laws.



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